                                                                    Exhibit 4.18

================================================================================



                                TRUST INDENTURE


                                    between


                             AEROVOX INCORPORATED


                                      and

                   THE HUNTINGTON NATIONAL BANK, AS TRUSTEE




                                  $10,170,000
                             AEROVOX INCORPORATED
                         TAXABLE ADJUSTABLE RATE NOTES
                                  SERIES 2000

                           Dated as of March 1, 2000


================================================================================

                                                                    Exhibit 4.18

                                TABLE OF CONTENTS
                                -----------------

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                                                  ARTICLE I
                                                 DEFINITIONS

Section 1.01    Definitions..............................................................................  11

                                                  ARTICLE II
                                                   THE NOTES

Section 2.01.   Amount, Terms and Issuance of Notes......................................................  19
Section 2.02.   Designation, Denominations and Maturity..................................................  19
Section 2.03.   Registered Notes Required; Note Registrar and Note Register..............................  22
Section 2.04.   Transfer and Exchange....................................................................  23
Section 2.05.   Delivery of Notes........................................................................  24
Section 2.06.   Restrictions on Transfer.................................................................  24
Section 2.07.   Execution................................................................................  25
Section 2.08.   Authentication; Authenticating Agent.....................................................  25
Section 2.09.   Payment of Principal and Interest Rights Preserved.......................................  26
Section 2.10.   Persons Deemed Owners....................................................................  27
Section 2.11.   Mutilated, Destroyed, Lost or Stolen Note................................................  27
Section 2.12.   Temporary Notes..........................................................................  28
Section 2.13.   Cancellation of Surrendered Notes........................................................  28

                                                  ARTICLE III
                                         PURCHASE AND REMARKETING OF NOTES

Section 3.01.   Purchase of Notes on Demand; Mandatory Purchase..........................................  29
Section 3.02.   Remarketing of Notes.....................................................................  31
Section 3.03.   Purchase of Notes - Undelivered Notes....................................................  32
Section 3.04.   Delivery of Remarketed or Purchased Notes................................................  32
Section 3.05.   Notes Pledged to the Credit Facility Issuer..............................................  33
Section 3.06.   Drawings on Credit Facility..............................................................  34
Section 3.07.   Delivery of Proceeds of Sale.............................................................  34
Section 3.08.   Limitation on Remarketing................................................................  34

                                                  ARTICLE IV
                                        PROJECT FUND; PROCEEDS OF NOTES

Section 4.01.   Project Fund.............................................................................  35
Section 4.02.   Proceeds of Notes........................................................................  35

                                       i
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

                                                  ARTICLE V
                                   REVENUES AND APPLICATION THEREOF; FUNDS

Section 5.01.   Revenues to Be Paid to the Trustee; Payments by Issuer...................................  37
Section 5.02.   Note Fund................................................................................  37
Section 5.03.   Revenues to Be Held for All Noteholders; Certain Exceptions..............................  39

                                                  ARTICLE VI
                                               CREDIT FACILITIES

Section 6.01.   Initial Letter of Credit.................................................................  40
Section 6.02.   Expiration...............................................................................  41
Section 6.03.   Alternate Credit Facilities..............................................................  41
Section 6.04.   Notices of Expiration and/or Replacement of Credit Facility..............................  42

                                                  ARTICLE VII
                                        INVESTMENT OR DEPOSIT OF MONEYS

Section 7.01.   Deposits.................................................................................  43
Section 7.02.   Investment or Deposit of Note Fund and Project Fund......................................  43

                                                  ARTICLE VIII
                                              REDEMPTION OF NOTES

Section 8.01.   Redemption Dates and Prices..............................................................  44
Section 8.02.   Issuer Direction of Optional Redemption..................................................  44
Section 8.03.   Selection of Notes to be Called for Redemption...........................................  44
Section 8.04.   Notice of Redemption.....................................................................  44
Section 8.05.   Notes Redeemed in Part...................................................................  45
Section 8.06.   No Mandatory Sinking Fund Requirements...................................................  45

                                                  ARTICLE IX
                            COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Section 9.01.   Appointment of Paying Agent..............................................................  46
Section 9.02.   Existence; Compliance with Laws..........................................................  46
Section 9.03.   Further Assurances.......................................................................  47
Section 9.04.   Observance and Performance of Representations, Covenants, Agreements, Authority and
                Actions..................................................................................  47

                                                  ARTICLE X
                                        EVENTS OF DEFAULT AND REMEDIES


Section 10.01.  Events of Default Defined................................................................  48
Section 10.02.  Acceleration and Annulment Thereof.......................................................  49
Section 10.03.  Other Remedies...........................................................................  50
Section 10.04.  Legal Proceedings by Trustee.............................................................  50

                                      ii
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
Section 10.05.  Discontinuance of Proceedings by Trustee.................................................  50
Section 10.06.  Noteholders May Direct Proceedings.......................................................  50
Section 10.07.  Limitations on Actions by Noteholders....................................................  51
Section 10.08.  Trustee May Enforce Rights Without Possession of Notes...................................  51
Section 10.09.  Remedies Not Exclusive...................................................................  51
Section 10.10.  Delays and Omissions Not to Impair Rights................................................  51
Section 10.11.  Application of Moneys in Event of Default................................................  51

                                                  ARTICLE XI
                                                  THE TRUSTEE

Section 11.01.  Acceptance of Trust......................................................................  53
Section 11.02.  No Responsibility for Recitals, etc......................................................  53
Section 11.03.  Trustee May Act Through Agents; Answerable Only for Willful Misconduct or Negligence.....  54
Section 11.04.  Compensation and Indemnity...............................................................  54
Section 11.05.  Notice of Default; Right to Investigate..................................................  54
Section 11.06.  Obligation to Act........................................................................  55
Section 11.07.  Reliance.................................................................................  55
Section 11.08.  Trustee May Deal in Notes................................................................  56
Section 11.09.  Construction of Ambiguous Provisions.....................................................  56
Section 11.10.  Resignation of Trustee...................................................................  56
Section 11.11.  Removal of Trustee.......................................................................  56
Section 11.12.  Appointment of Successor Trustee.........................................................  56
Section 11.13.  Qualification of Successor...............................................................  57
Section 11.14.  Instruments of Succession................................................................  57
Section 11.15.  Merger of Trustee........................................................................  57
Section 11.16.  Trustee Not Required to Expend or Risk Own Funds.........................................  57

                                                  ARTICLE XII
                                    THE REMARKETING AGENT AND THE TENDER AGENT

Section 12.01.  The Remarketing Agent....................................................................  59
Section 12.02.  The Tender Agent.........................................................................  50
Section 12.03.  Notices..................................................................................  61

                                                  ARTICLE XIII
                                      ACTS OF NOTEHOLDERS; EVIDENCE OF OWNERSHIP

Section 13.01.  Acts of Noteholders; Evidence of Ownership...............................................  62

                                                  ARTICLE XIV
                                           AMENDMENTS AND SUPPLEMENTS

Section 14.01.  Amendments and Supplements Without Noteholders' Consent..................................  63
Section 14.02.  Amendments with Noteholders' and Credit Facility Issuer's Consent........................  64
Section 14.03.  Amendment of Credit Facility.............................................................  64
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                                      iii
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
Section 14.04.  Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel............  64

                                                  ARTICLE XV
                                                  DEFEASANCE

Section 15.01.  Defeasance...............................................................................  65

                                                  ARTICLE XVI
                                            MISCELLANEOUS PROVISIONS

Section 16.01.  Deposit of Funds for Payment of Notes....................................................  67
Section 16.02.  Effect of Purchase of Notes..............................................................  67
Section 16.03.  No Rights Conferred on Others............................................................  67
Section 16.04.  Illegal, etc.  Provisions Disregarded....................................................  67
Section 16.05.  Substitute Notice........................................................................  68
Section 16.06.  Notices..................................................................................  68
Section 16.07.  Successors and Assigns...................................................................  69
Section 16.08.  Headings for Convenience Only............................................................  69
Section 16.09.  Counterparts.............................................................................  69
Section 16.10.  Credits Under Agreement..................................................................  69
Section 16.11.  Applicable Law...........................................................................  69


EXHIBIT A         FORM OF DISBURSEMENT REQUEST

                                                                    EXHIBIT 4.18

                                TRUST INDENTURE

     THIS TRUST INDENTURE dated as of March 1, 2000 is made by and between Aerovox Incorporated, a Delaware corporation (the "Issuer"), and THE HUNTINGTON NATIONAL BANK, as Trustee (the "Trustee"), a national banking association authorized to exercise corporate trust powers in the United States of America, under the following circumstances:

     A. The Issuer has determined to issue and sell its Taxable Adjustable Rate Notes, Series 2000 (the "Notes") in the maximum aggregate principal amount of $10,170,000 to provide financing for the construction of a facility, purchase of related equipment and for the related costs and expenses associated therewith (the "Project").

     B. The Notes will be secured by this Indenture, and the Issuer is authorized to execute and deliver this Indenture and to do or cause to be done all acts provided or required herein to be performed on its part.

     C. The Issuer has elected to cause, and is causing to be delivered to the Trustee, an irrevocable direct pay letter of credit dated the date of the Notes (the "Letter of Credit") issued by KeyBank National Association (the "Bank") in an amount which shall at all times include the principal amount of the Notes, plus an amount equal to 98 days' interest on the Notes at ten percent (10%) per annum. The term of the Letter of Credit is until March 22, 2005. The Bank will be entitled to reimbursement by the Issuer and certain of its affiliates for all amounts drawn under the Letter of Credit pursuant to a Reimbursement Agreement dated as of March 1, 2000 between the Issuer and the Bank, a copy of which has been delivered to the Trustee.

     D.   The Notes shall be in substantially the following form:

                                 FORM OF NOTE

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WORNGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

$10,170,000.00                                                           No. R-1

                             AEROVOX INCORPORATED

                         TAXABLE ADJUSTABLE RATE NOTES

                                  SERIES 2000

     MATURITY DATE            ORIGINAL ISSUANCE            CUSIP
     -------------
                                    DATE                   NUMBER
                              ------------------           ------

     March 1, 2015             March 22, 2000            00808M AA 3


                                  CEDE & CO.

               TEN MILLION ONE HUNDRED SEVENTY THOUSAND DOLLARS

     Aerovox Incorporated, a Delaware corporation (the "Issuer"), for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the registered owner hereof, or registered assigns, on the Maturity Date set forth above, unless this Note shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal sum set forth above and to pay (but only out of the sources hereinafter mentioned) to the registered owner hereof, interest thereon from the date to which interest has accrued and been paid or duly provided for, or, if prior to the first Interest Payment Date, from the Original Issuance Date set forth above of this Note, until payment of said principal sum has been made or provided for, initially at the Weekly Rate described determined from time to time and payable on the dates set forth herein and in the Indenture referred to below, commencing on the Interest Payment Date in June, 2000, and interest on overdue principal, and to the extent permitted by law, on overdue interest, as provided in the Indenture. Principal and interest shall be paid in coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest so payable, and punctually paid or duly provided for, on any Interest Payment

Date will, except as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, or may be paid, at any time in any other lawful manner, all as more fully provided in the Indenture. The principal or redemption price of this Note shall be paid at the principal corporate trust office of The Huntington National Bank, Columbus, Ohio or at the duly designated office of any duly appointed alternate or successor Paying Agent. The interest on this Note shall be payable by check mailed to the registered holder of this Note at such owner's address as it appears on the Note Register of the Issuer; provided that at the request of the registered holder of at least $1,000,000 aggregate principal of Notes, interest on such Notes shall be payable by wire transfer in immediately available funds to the bank account number of such holder within the United States appearing on the Note Register; and provided further that interest payable at maturity shall be paid only upon presentation and surrender of this Note.

     This Note is one of a duly authorized series designated Taxable Adjustable Rate Notes, Series 2000 (the "Notes") limited in a maximum aggregate principal amount of $10,170,000 issued under a Trust Indenture dated as of March 1, 2000 (the "Indenture"), between the Issuer and The Huntington National Bank, Columbus, Ohio, as trustee (the "Trustee").

     Notwithstanding anything herein to the contrary, when this Note is registered in the name of a Depository (as hereinafter defined in the Indenture) or its nominee, the principal and redemption price and tender purchase price of and interest on this Note shall be payable in federal funds delivered or transmitted to the Depository or its nominee.

     If an Event of Default as defined in the Indenture occurs, the principal of all Notes issued under the Indenture may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

     This Note is not valid unless the Certificate of Authentication endorsed hereon is duly executed.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS NOTE HEREINAFTER SET FORTH, WHICH PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH IN FULL HEREIN.

     It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (i) precedent to and in the issuing of the Notes in order to make them legal, valid and binding obligations of the Issuer, and (ii) precedent to and in the execution and delivery of the Indenture; that payment in full for the Notes has been received.

     IN WITNESS WHEREOF, Aerovox Incorporated has caused this Note to be executed on its behalf by the manual or facsimile signature of a duly authorized officer, as of the date shown above.

                                        Aerovox Incorporated


                                        By:_______________________________

                                        Title:____________________________



                    [Form of Certificate of Authentication]

     This Note is one of the Notes described in the within mentioned Indenture.

Date of Authentication:                 The Huntington National Bank, as Trustee
----------------------


________________________________        By:_______________________________
                                                   Authorized Signer


     The Notes are payable solely from moneys held by the Trustee under the Indenture for such purpose, including moneys drawn by the Trustee under the Letter of Credit referred to below or such other credit facility as may then be held by the Trustee under the Indenture for the benefit of the Noteholder (the Letter of Credit or any such other credit facility is hereinafter referred to as the "Credit Facility"). Except as otherwise specified in the Indenture, this
Note is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption price) and interest with all other Notes issued under the Indenture, to which reference is made for a description of the rights of the owners of the Notes, the rights and obligations of the Issuer, the rights, duties and obligations of the Trustee, and the provisions relating to amendments to and modifications of the Indenture.

     This Note initially shall bear interest at the Weekly Rate (hereinafter described), which rate shall continue in effect until converted to a different interest rate or rates determined for the "Interest Rate Mode" (as described more fully in Section 2.02 of the Indenture) selected by the Issuer. The "Interest Rate Modes" which may be selected are as follows: (i) a Weekly Rate in which the interest rate is determined on the seventh day preceding conversion to a Weekly Rate and on each Wednesday thereafter or, if not a Business Day, on the next succeeding Business Day and (ii) a Semi-Annual Rate in which the interest rate is determined on the tenth Business Day preceding each Semi-Annual Rate Period. The Issuer may from time to time convert the Interest Rate Mode for the Notes to the other Interest Rate Mode in accordance with the terms of the Indenture.

     Interest on this Note, at the interest rate or rates for each Interest Rate Mode, is payable (a) while the Notes bear interest at the Weekly Rate, on the first Thursday of each March, June, September, and December and at maturity, and
(b) while the Notes bear interest at the Semi-Annual Rate, on March 1 and September 1 of each year and at maturity (each date on which interest shall be paid being an "Interest Payment Date"). Interest on this Note shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, while the Interest Rate Mode is the Weekly Rate, and on the basis of a 360-day year consisting of twelve 30-day months, while the Interest Rate Mode is the Semi-Annual Rate. The interest rate or rates for each Interest Rate Mode for the Notes shall be determined by the Remarketing Agent on the dates and at such times as specified in Section 2.02 of the Indenture. If the Remarketing Agent fails to determine the interest rate in accordance with
Section 2.02 of the Indenture, the interest rate on this Note shall be the interest rate in effect for the previous interest rate period. Each interest rate determined by the Remarketing Agent shall be the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Notes at a price equal to the principal amount thereof, plus accrued interest, if any. Notwithstanding the foregoing, the interest rate borne by this Note shall not exceed the lesser of (i) fifteen percent (15%) per annum and (ii) so long as any Notes are entitled to the benefit of a Credit Facility, the maximum interest rate specified in the Credit Facility.

     The Issuer has caused a Letter of Credit issued by KeyBank National Association (the "Bank") to be delivered to the Trustee (the "Letter of Credit"). The Trustee shall be entitled under the Letter of Credit to draw up to an amount equal to the principal of the outstanding Notes plus an amount equal to 98 days' accrued interest on the outstanding Notes at a rate of ten percent (10%) per annum to pay principal or purchase price (but not the redemption premium) of and interest on the Notes (other than Notes held pursuant to Section
3.05 of the Indenture or owned by the Issuer) on or prior to March 22, 2005 or, under certain circumstances, such earlier or later date as may be permitted by the Letter of Credit. Subject to the provisions of the Indenture, the Issuer may, but is not required to, provide another Credit Facility to replace the Letter of Credit or the then current Credit Facility. This Note will become subject to mandatory purchase upon the expiration (if earlier than the maturity of the Notes) or replacement of the current Credit Facility.

                              REDEMPTION OF NOTES
                              -------------------

     This Note shall be subject to optional redemption, in whole on any date or in part on any Interest Payment Date, at a redemption price of 100% of the principal amount redeemed.

     Any notice of redemption, identifying the Notes or portions thereof to be redeemed, shall be given by first class mail to the registered owner of each Note to be redeemed in whole or in part at the address shown on the Note Register of the Issuer not more than 60 days and not fewer than 30 days prior to the redemption date. All Notes so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption and any accrued interest payable on the redemption date are on deposit at the principal place of payment at that time.

     Notice of any redemption hereunder with respect to Notes held under a book-entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Notes. Selection of book-entry interests in the Notes called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Notes.

                               PURCHASE OF NOTES
                               -----------------

     This Note shall be subject to mandatory purchase in whole (i) on the effective date of the Conversion of the Interest Rate Mode for the Notes, (ii) on the Interest Payment Date that is to be the effective date of an Alternate Credit Facility, (iii) on the Interest Payment Date immediately preceding (by at least 15 days) the date of the expiration of the current Credit Facility, and
(iv) on a date determined by the Trustee (which date must be within the period for which principal and interest on the Notes are covered by the amounts available under the current Credit Facility), upon an Event of Bankruptcy (as defined in the Indenture) of the Issuer, at a purchase price equal to 100% of the outstanding principal amount hereof plus accrued interest, if any.

     If the Interest Rate Mode is the Weekly Rate, this Note shall be purchased at the option of the registered owner hereof upon demand by such registered owner, on any Business Day at a purchase price equal to the principal amount hereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent on or before 4:00 p.m. (Columbus, Ohio time) on a Business Day not later than the seventh calendar day prior to the Purchase Date. If the Interest Rate Mode is the Semi-Annual Rate, this Note shall be purchased on the demand of the registered owner hereof on any Interest Payment Date at a purchase price equal to the principal amount hereof, upon written notice to the Tender Agent on a Business Day not later than the eighth Business Day prior to such Purchase Date.

     Any notice in connection with a demand for purchase of this Note as set forth in the preceding paragraphs hereof shall be given at the address of the Tender Agent designated to the Trustee and shall (A) state the number and principal amount (or portion thereof in an authorized denomination) of this Note to be purchased; (B) state the Purchase Date on which this Note shall be purchased and (C) irrevocably request such purchase and agree to deliver this Note to the Tender Agent on the Purchase Date. ANY SUCH NOTICE SHALL BE IRREVOCABLE WITH RESPECT TO THE PURCHASE FOR WHICH SUCH DIRECTION WAS DELIVERED AND, UNTIL SURRENDERED TO THE TENDER AGENT, THIS NOTE OR ANY PORTION HEREOF WITH RESPECT TO WHICH SUCH DIRECTION WAS DELIVERED SHALL NOT BE TRANSFERABLE. This Note must be delivered (together with an appropriate instrument of transfer executed in blank in form satisfactory to the Tender Agent) at the principal office of the Tender Agent at or prior to 12:00 noon (Columbus, Ohio time) on the date specified in the aforesaid notice in order for the owner hereof to receive payment in same-day funds of the purchase price due on such Purchase Date. NO REGISTERED OWNER SHALL BE ENTITLED TO PAYMENT OF THE PURCHASE PRICE DUE ON SUCH PURCHASE DATE EXCEPT UPON SURRENDER OF THIS NOTE AS SET FORTH HEREIN. No purchase of Notes pursuant to Section 3.01 of the Indenture shall be deemed to be a payment or redemption of such Notes or any portion thereof within the meaning of the Indenture.

     Except as otherwise provided herein, if less than all the Notes are to be redeemed, the particular Notes to be called for redemption shall be selected by any method determined by the Trustee to be fair and reasonable; provided, however, that in connection with any redemption of Notes the Trustee shall first select for redemption any Notes held by the Issuer or held by or pledged to the Bank pursuant to Section 3.05 of the Indenture.

     BY ACCEPTANCE OF THIS NOTE, THE REGISTERED OWNER HEREOF AGREES THAT THIS NOTE WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, (A) ON THE APPLICABLE PURCHASE DATE IN CONNECTION WITH ANY MANDATORY PURCHASE AS DESCRIBED ABOVE, OR
(B) ON ANY PURCHASE DATE SPECIFIED BY THE REGISTERED OWNER HEREOF IN THE EXERCISE OF THE RIGHT TO DEMAND PURCHASE OF THIS NOTE AS DESCRIBED ABOVE. IN SUCH EVENT, THE REGISTERED OWNER OF THIS NOTE SHALL NOT BE ENTITLED TO RECEIVE ANY FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS NOTE OR THE INDENTURE EXCEPT TO PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND SHALL THEREAFTER HOLD THIS NOTE AS AGENT FOR THE TENDER AGENT.

     The initial Remarketing Agent under the Indenture is McDonald Investments Inc. and the initial Tender Agent under the Indenture is The Huntington National Bank The Remarketing Agent and the Tender Agent may be changed at any time in accordance with the Indenture.

     The Notes are issuable only as fully registered notes in the denominations of $100,000 and in any integral multiple of $5,000 in excess thereof and shall be originally issued only to a Depository to be held in a book-entry system and:
(i) the Notes shall be registered in the name of the Depository or its nominee, as Noteholder, and immobilized in the custody of the Depository; (ii) unless otherwise requested by the Depository, there shall be a single Note certificate for each Note maturity; and (iii) the Notes shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer. While the Notes are in book-entry only form, Notes in the form of physical certificates shall only be delivered to the Depository. If any Depository determines not to continue to act as a Depository for the Notes for use in a book-entry system, the Issuer may attempt to have established a securities depository/book-entry system relationship with another qualified Depository under the Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification to the Beneficial Owners of book-entry interests by the then Depository, shall permit withdrawal of the Notes from the Depository, and authenticate and deliver Note certificates in fully registered form (in denominations of $100,000 and in any integral multiple of $5,000 in excess thereof) to the assignees of the Depository or its nominee.

     While a Depository is the sole holder of the Notes, delivery or notation of partial redemption or tender for purchase of Notes shall be effected in accordance with the provisions of the Letter of Representations, as defined in the Indenture.

     In addition to the words and terms defined elsewhere in this Note, the following terms shall have the following meanings:

     "Beneficial Owner" means with respect to the Notes, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

     "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Notes which are held by the Depository under a book-entry system.

     "book-entry form" or "book-entry system" means, with respect to the Notes, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book-entry and (ii) physical Note certificates in fully registered form are registered only in the name of a Depository or its nominee as Noteholder, with the physical Note certificates "immobilized" in the custody of the Depository. The book-entry system maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book-entry interests in the Notes.

     "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book-entry system to record ownership of book-entry interests in Notes, and to effect transfers of book-entry interests in Notes, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

     Subject to the Indenture, the Notes are issuable as registered Notes in the denominations of $100,000 and any larger denomination constituting an integral multiple of $5,000. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     This Note is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of The Huntington National Bank, as Note Registrar, in the City of Columbus, Ohio, upon surrender of this Note, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Note Registrar, subject to the restrictions on transfer imposed by Section 2.06 of the Indenture and such reasonable regulations as the Issuer or the Note Registrar may prescribe, and upon payment of any tax or other governmental charge incident to such transfer, PROVIDED, THAT, IF MONEYS FOR THE MANDATORY PURCHASE OF THIS NOTE HAVE BEEN DEPOSITED WITH THE TRUSTEE UNDER THE INDENTURE, THIS NOTE SHALL NOT BE TRANSFERABLE TO ANYONE UNTIL DELIVERED TO THE TENDER AGENT. Upon any such transfer, a new Note or Notes in the same aggregate principal amount will be issued to the transferee. Except as set forth in this Note and as otherwise provided in the Indenture, the person in whose name this Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, any Paying Agents, the Note Registrar, the Tender Agent, the Remarketing Agent and the Trustee shall not be affected by any notice to the contrary.

                            [Form of Abbreviations]

     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations:

                              TEN COM  -    as tenants in common
                              TEN ENT  -    as tenants by the entireties
                              JT TEN   -    as joint tenants with the right of
                                            survivorship and not as tenants in
                                            common

UNIFORM GIFT MIN ACT - _____________              Custodian_________________
                           (Cust)                                        (Minor)


                         under Uniform Gifts to Minors

                         Act _________________________
                                      (State)

               Additional abbreviations may also be used though
                            not in the above list.


                             [Form of Assignment]

     For value received, the undersigned hereby sells, assigns and transfers unto ______________________________________ the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_______________________________________, attorney to transfer the said Note on the Note Register, with full power of substitution in the premises.


Dated: ____________________________________     ________________________________
           Social Security Number or
            Employer Identification
                  Number of

Transferee:________________________________

Signature Guaranteed:______________________



NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

     E. Pursuant to the Reimbursement Agreement, the Issuer has caused the Letter of Credit to be delivered to the Trustee.

     F. The execution and delivery of the Notes and of this Indenture have been duly authorized and all things necessary to make the Notes, when executed by the Issuer and authenticated by the Trustee, valid and binding legal obligations of the Issuer and to make this Indenture a valid and binding agreement, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to provide for first, the payment of principal, purchase price or redemption price (as the case may be) in respect of all Notes issued and outstanding under this Indenture, together with interest thereon, the rights of the Noteholders and the performance of the covenants contained in the Notes and herein, and second, the payment to the Credit Facility Issuer and performance by the Issuer of the Issuer's reimbursement and other obligations under the Reimbursement Agreement, the Issuer has delivered the Letter of Credit to the Trustee and the Issuer does hereby sell, assign, transfer, set over and pledge unto The Huntington National Bank, Columbus, Ohio, Trustee, its successors in trust and its assigns forever, all of the right, title and interest of the Issuer in and to the Letter of Credit or any other Credit Facility held by the Trustee under this Indenture and all amounts on deposit from time to time in the Note Fund and the Project Fund, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

     TO HAVE AND TO HOLD in trust, nevertheless, first, for the equal and
                                                 -----
ratable benefit and security of all present and future owners of the Notes issued and to be issued under this Indenture, without preference, priority or distinction as to lien or otherwise (except as herein expressly provided), of any one Note over any other Note upon the terms and subject to the conditions hereinafter set forth and, second, to the extent provided herein, for the
                           ------
benefit and security of the Credit Facility Issuer.

                  [Balance of Page Intentionally Left Blank]

                                   ARTICLE I

                                  Definitions
                                  -----------
     Section 1.01  Definitions.
                   -----------

     In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided for or unless the context otherwise requires) the singular includes the plural and the masculine includes the feminine.

     In addition, each of the following terms shall have the meaning specified in this Article, unless the context otherwise requires:

     "Affiliate" of any specified entity means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control", when used with respect to any specified entity, means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Alternate Credit Facility" means any direct pay letter of credit or other credit enhancement or support facility that has terms which are the same in all material respects (except for the term and maximum interest rate but including coverage of accrued interest on the Notes for 98 days if the Notes bear interest at the Weekly Rate or for 183 days if the Notes bear interest at the Semi-Annual
Rate) as the then current Credit Facility and (i) shall have a term of not less than one year, (ii) shall be issued by a bank, a trust company or other financial institution or credit provider, and (iii) the Trustee shall have received the opinions required by Section 6.03.

     "Authenticating Agent" means the Trustee and any agent so designated in and appointed pursuant to Section 2.08.

     "Authorized Newspaper" means a newspaper in English customarily published each Business Day and generally circulated in the Borough of Manhattan, City and State of New York.

     "Available Moneys" means with respect to any date, (i) moneys which have been paid to the Trustee by the Issuer (or any Affiliate of the Issuer), any Guarantor (or any Affiliate of a Guarantor) or any Insider of any of the foregoing which, in each case, were at all times since their deposit with the Trustee held in a separate and segregated subaccount or subaccounts in the Ineligible Moneys Account in which no moneys not deposited on the same date were at any time held, and have been on deposit with the Trustee in such subaccount in the Ineligible Moneys Account for at least 95 days during, at and prior to which no Event of Bankruptcy shall have occurred, and have thereafter been transferred to the Eligible Moneys Account; (ii) moneys on deposit with the Tender Agent representing proceeds from the resale by the Remarketing Agent of Notes as described in Section 3.02 hereof to persons other than the Issuer, any Guarantor, or any Affiliate of the Issuer or of any Guarantor or any Insider of any of them, which, in each case, were transferred directly to the Tender Agent and at all times since their deposit with the Tender Agent held in a separate and segregated account or accounts or subaccount or subaccounts in which no moneys which were not Available Moneys were at any time held; (iii) moneys drawn under a Credit Facility which in each case were held, at all times since their deposit into the Credit Facility Account or transfer to the Tender Agent, in a separate and segregated account in which no moneys (other than those drawn under a Credit Facility) were at any time held; and (iv) proceeds from investment of the foregoing, provided such proceeds were retained in the Account in which they were earned. For purposes of this definition, investments of moneys on deposit in the Ineligible Moneys Account shall be deemed deposited therein as of the day of their posting by the Trustee and shall be held in a separate and segregated subaccount in the Ineligible Moneys Account for the prescribed period until transfer to the Eligible Moneys Account.

     "Bank" means KeyBank National Association, and its successors and assigns.

     "Bankruptcy Code" means Title 11 of the United States Code, as it is amended from time to time.

     "Beneficial Owner" means, with respect to the Notes, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

     "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Notes which are held by the Depository under a book-entry system.

     "book-entry form" or "book-entry system" means, with respect to the Notes, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book-entry and (ii) physical Note certificates in fully registered form are registered only in the name of a Depository or its nominee as Noteholder, with the physical Note certificates "immobilized" in the custody of the Depository. The book-entry system maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book-entry interests in the Notes.

     "Business Day" means any day of the year other than (i) a Saturday or Sunday, (ii) any day on which banks located in either Albany, New York, or the city in which the Principal Office of the Trustee is located are required or authorized by law to remain closed, or (iii) any day on which the New York Stock Exchange is closed.

     "Conversion" means any conversion from time to time in accordance with the terms of this Indenture of the Notes from one Interest Rate Mode to the other Interest Rate Mode.

     "Conversion Date" means the first date any Conversion becomes effective.

     "Counsel" means an attorney-at-law or law firm (who may be counsel for the Issuer), acceptable to the Trustee.

     "Credit Facility" means the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Article VI.

     "Credit Facility Account" means the account of that name established in the Note Fund pursuant to Section 5.02.

     "Credit Facility Issuer" means the Bank with respect to the Letter of Credit or the institution issuing any Alternate Credit Facility.

     "Default Rate" means the Prime Rate plus one percent (1%).

     "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book-entry system to record ownership of book-entry interests in Notes, and to effect transfers of book-entry interests in Notes in book-entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

     "Designated Representative" means the person at the time designated to act on behalf of the Issuer by written certificate furnished to the Trustee, containing the specimen signature of that person and signed on behalf of the Issuer by a duly designated representative thereof. That certificate may designate an alternate or alternates. In the event that all persons so designated become unavailable or unable to act and the Issuer fails to designate a replacement within ten days after such unavailability or inability to act, the Trustee may appoint an interim Designated Representative.

     "Direct Participant" means a Participant as defined in the Letter of Representations.

     "Eligible Investments" means (i) Governmental Obligations; (ii) obligations issued or guaranteed by any state or political subdivision thereof rated A or higher by Moody's or by S&P; (iii) open market commercial or finance paper of any corporation having a net worth in excess of $100,000,000 and which is rated either P-l or A-l or an equivalent by Moody's or S&P; (iv) bankers' acceptances drawn on and accepted by commercial banks; (v) investments due within 12 months in certificates of deposit issued by, or bankers' acceptances of, the Trustee, or of banks or trust companies organized under the laws of the United States of America or any state thereof, which must have a reported capital and surplus of at least $25,000,000 in dollars of the United States of America; (vi) bank repurchase agreements, including the Trustee's, fully secured by obligations of the type described in (i) above; (vii) variable rate demand securities redeemable within seven (7) days or able to be tendered for remarketing or purchase upon no more than seven (7) days' notice and secured by a credit facility issued by a financial institution, which financial institution (or its corporate parent) maintains a long term debt rating assigned by Moody's or S&P which is not lower than the third highest long term debt category (without regard to numerical or other modifiers assigned within the category) by either Rating Service, or by both Rating Services, if rated by both Rating Services; and (viii) shares of any so-called "money market mutual fund", including any "money market mutual fund" which the Trustee or any of its affiliates operates or manages in which it receives a fee, which invests solely in obligations described in items (i) through (vii) above; and further provided that any such investment or deposit is not prohibited by law.

     "Eligible Moneys Account" means the account of that name established in the Note Fund pursuant to Section 5.02.

     "Event of Bankruptcy" means a petition in bankruptcy (or other commencement of a bankruptcy or similar proceedings) by or against the Issuer, any Guarantor, any Affiliate of the Issuer or any Guarantor, or any Insider of any of them as debtor under any bankruptcy, reorganization, insolvency or other similar law as now or hereafter in effect; provided, however, solely as used in Section 3.01(b)(iv) hereof, Event of Bankruptcy pertains only to the Issuer and not to any Guarantor, any Affiliate of the Issuer or any Guarantor or any Insider of the Issuer, of any Guarantor or of any Affiliate of the Issuer or any Guarantor.

     "Event of Default" means any of the events specified in Section 10.01 hereof to be an Event of Default. "Default" means any event which with the giving of notice or the lapse of time or both would constitute an Event of Default.

     "Governmental Obligations" means (a) direct obligations of the United States of America, (b) obligations unconditionally guaranteed by the United States of America and (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b).

     "Guarantor" means any guarantor of the Issuer's obligations under the Reimbursement Agreement.

     "Immediate Notice" means notice transmitted through a time-sharing terminal, if operative as between any two parties, or if not operative, in writing or by telephone (promptly confirmed in writing) or facsimile.

     "Indenture" means this Trust Indenture as amended or supplemented at the time in question.

     "Indirect Participant" means a Person utilizing the book-entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

     "Ineligible Moneys Account" means the account of that name established in the Note Fund pursuant to Section 5.02.

     "Insider" means an entity referred to or described in Section 101(31) of the United States Bankruptcy Code, assuming for this purpose that the Issuer, any Guarantor, or any Affiliate of any of them, as applicable, is a debtor, and any limited partner of any of the foregoing.

     "Interest Payment Date" means (a) while the Notes bear interest at the Weekly Rate, the first Thursday of each March, June, September, and December and at maturity, and (b) while the Notes bear interest at the Semi-Annual Rate, March 1 and September 1 of each year and at maturity. The first Interest Payment Date for the Notes shall be the first Thursday in June, 2000. The final Interest Payment Date for all Notes shall be the maturity date.

     "Interest Period" means for all Notes the period from and including each Interest Payment Date to and including the day next preceding the next Interest Payment Date. The first Interest

Period for the Notes shall begin on (and include) the date of the initial delivery of the Notes. The final Interest Period shall end on the maturity (or redemption) date for each Note.

     "Interest Rate Mode" means the Weekly Rate or the Semi-Annual Rate.

     "Issuer" means Aerovox Incorporated, a Delaware corporation.

     "Letter of Credit" means the Letter of Credit issued by the Bank and conforming to the provisions of Section 6.01 hereof.

     "Letter of Representations" means the Letter of Representations by and among the Issuer, the Trustee, the Remarketing Agent, the Tender Agent and the Depository.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Issuer.

     "Mortgage" means the First Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents, and Financing Statement, executed and delivered by the Borrower and dated as of February 29, 2000

     "Note" or "Notes" means any note or notes authenticated and delivered under this Indenture.

     "Note Fund" means the trust fund so designated which is established pursuant to Section 5.02.

     "Noteholder" or "holder of Notes" or "owner of Notes" means the registered owner of any Note other than the registered owner of any Note which has been purchased pursuant to Section 3.01 and not surrendered for payment of the purchase price thereof.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.03.

     "Note Service Charges" means, during any time period, the principal, interest and redemption premium, if any, and purchase price required to be paid by the Issuer on the Notes during such time period.

     "Outstanding", in connection with Notes means, as of the time in question, all Notes authenticated and delivered under this Indenture, except:

     A.   Notes theretofore canceled or required to be canceled under Section
2.11;

     B. Notes which are deemed to have been paid in accordance with Article XV; and

     C. Notes in substitution for which other Notes have been authenticated and delivered pursuant to Article II.

In determining whether the owners of a requisite aggregate principal amount of Notes Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Notes which are held by or on behalf of the Issuer (unless all of the outstanding Notes are then owned by the Issuer) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Notes so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee established to the satisfaction of the Note Registrar the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer.

     "Paying Agent" or "Co-Paying Agent" means any national banking association, bank and trust company or trust company appointed by the Issuer pursuant to
Section 9.01. "Principal Office" of any Paying Agent shall mean the office thereof designated in writing to the Trustee.

     "Prime Rate" means that interest rate established from time to time by the Bank as the Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest rate charged by the Bank for commercial or other extensions of credit.

     "Project Costs" means Project Costs as defined in Section 4.02 hereof

     "Project Fund" means the trust fund so designated which is established pursuant to Section 4.01.

     "Purchase Date" means (a) if the Interest Rate Mode is the Weekly Rate, any Business Day as set forth in Section 3.01(a)(i), (b) if the Interest Rate Mode is the Semi-Annual Rate, any Interest Payment Date, and (c) each day that Notes are subject to mandatory purchase pursuant to Section 3.01(b).

     "Rate Period" means any period during which a single interest rate is in effect for a Note.

     "Rating Service" means Moody's, if the Notes are rated by Moody's at the time, and S&P, if the Notes are rated by S&P at the time, and their successors and assigns.

     "Record Date" means, as the case may be, the applicable Regular or Special Record Date.

     "Regular Record Date" means, with respect to any Interest Period, the close of business on the last Business Day of such Interest Period.

     "Reimbursement Agreement" means the Reimbursement Agreement dated as of March 1, 2000 between the Issuer and the Bank, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Issuer with a Credit Facility Issuer setting forth the obligations of the Issuer to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

     "Remarketing Agent" means McDonald Investments Inc. and its successors as provided in Section 12.01. "Principal Office" of the Remarketing Agent means the office designated as such in writing to the Issuer, the Trustee and the Tender Agent.

     "Remarketing Agreement" means the Remarketing Agreement dated as of March 1, 2000 between the Issuer and the Remarketing Agent, as the same may be amended from time to time, and any remarketing agreement between the Issuer and a successor Remarketing Agent.

     "Revenues" means (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on, the Notes (i) by the Issuer as required hereunder, (ii) upon deposit in the Note Fund from the proceeds of the Notes; and (iii) by the Credit Facility Issuer under a Credit Facility, and (b) investment income with respect to any moneys held by the Trustee in the Note Fund.

     "S&P" means Standard & Poor's Ratings Group, a New York corporation, its successors and assigns, and, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Issuer.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Semi-Annual Rate" means the Interest Rate Mode for the Notes in which the interest rate on the Notes is determined in accordance with Section 2.02(c)(ii).

     "Semi-Annual Rate Period" means any period beginning on, and including, the Conversion Date to the Semi-Annual Rate and ending on, and including, the day preceding the next Interest Payment Date thereafter and each successive six (6) month period thereafter until the day preceding Conversion to a different Interest Rate Mode or the maturity of the Notes.

     "Special Record Date" means such date as may be fixed for the payment of defaulted interest in accordance with Section 2.09.

     "State" means the State of Maine.

     "Tender Agent" means the initial and any successor tender agent appointed in accordance with Section 12.02 hereof. "Principal Office of the Tender Agent means the office thereof designated as such in writing to the Trustee, the Issuer and the Remarketing Agent.

     "Trustee" means The Huntington National Bank and its successor hereunder. "Principal Office" of the Trustee means the principal corporate trust office of the Trustee, which office at the date of acceptance by the Trustee of the duties and obligations imposed on the Trustee by this Indenture is The Huntington National Bank, Corporate Trust Department, 41 South High Street, HC 1112, Columbus, Ohio 43215.

     "Undelivered Note" has the meaning specified in Section 3.03(b).

     "Weekly Rate" means the Interest Rate for the Notes in which the interest rate on the Notes is determined weekly in accordance with Section 2.02(c)(i).

     "Weekly Rate Period" means the period beginning on, and including, the date of issuance of the Notes, and ending on, and including, the next Wednesday and thereafter the period beginning on, and including, any Thursday and ending on, and including, the next Wednesday; provided that if the date of issuance is a Wednesday, such Wednesday shall constitute an initial one-day Weekly Rate Period.

     The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Note) refer to the entire Indenture. Unless otherwise noted, all Section and Article references are to sections and articles in this Indenture.

                  [Balance of Page Intentionally Left Blank]

                                  ARTICLE II

                                   The Notes
                                   ---------

     Section 2.01.  Amount, Terms and Issuance of Notes.
                    -----------------------------------

     The Notes shall, except as provided in Section 2.11, be limited to a maximum aggregate principal amount of $10,170,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Note above. No Notes may be issued under this Indenture except in accordance with this Article II.

     The Notes may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

     Section 2.02.  Designation, Denominations and Maturity.
                    ---------------------------------------

     (a) The Notes shall be designated "Taxable Adjustable Rate Notes, Series 2000." The Notes shall be issuable only in denominations of $100,000 and any larger denomination constituting an integral multiple of $5,000.

     All Notes shall be dated the date of their original delivery. Each Note shall bear interest from the Interest Payment Date to which interest has accrued and has been paid, or if prior to the first Interest Payment Date for such Note, from the date of the original issuance of such Note until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of this Indenture, whether upon maturity, redemption or otherwise.

     The Notes shall mature on March 1, 2015.

     Notes in the amount of $10,170,000 will be delivered under this Indenture.

     The Notes shall be originally issued only to a Depository to be held in a book-entry system and: (i) the Notes shall be registered in the name of the Depository or its nominee, as Noteholder, and immobilized in the custody of the Depository; (ii) unless otherwise requested by the Depository, there shall be a single Note certificate for each Note maturity; and (iii) the Notes shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer as set forth in the next succeeding paragraph of this Section. While the Notes are in book-entry only form, Notes in the form of physical certificates shall only be delivered to the Depository.

     So long as a book-entry system is in effect for the Notes, except as hereinafter provided with respect to Beneficial Ownership Interests, the Issuer and Trustee shall recognize and treat the Depository, or its nominee, as the Noteholder for all purposes, including payment of Note Service Charges, giving of notices, and enforcement of remedies. The crediting of payments of Note Service Charges on the Notes and the transmittal of notices and other communications by the Depository to the Direct Participants in whose Depository account the Notes are recorded, and such crediting and transmittal by Direct Participants to Indirect Participants or Beneficial Owners and by Indirect Participants to Beneficial Owners, are the respective responsibilities of the Depository and the Direct Participants and Indirect Participants and are not the responsibility of the Issuer or the Trustee; provided, however, that the Issuer and the Trustee understand that neither the Depository or its nominee shall provide any consent requested of holders of Notes pursuant to this Indenture, and that the Depository will mail an omnibus proxy (including a list identifying the Direct Participants) to the Issuer which assigns the Depository's, or its nominee's, voting rights to the Direct Participants to whose accounts at the Depository the Notes are credited as of the record date for mailing of requests for such consents. Upon receipt of such omnibus proxy, the Issuer shall promptly provide such omnibus proxy (including the list identifying the Direct Participants attached thereto) to the Trustee, who shall then treat such Direct Participants as Noteholders for purposes of obtaining any consents pursuant to the terms of this Indenture.

     As long as the Notes are registered in the name of a Depository, or its nominee, the Trustee agrees to comply with the terms and provisions of the Letter of Representations, including the provisions of the Letter of Representations with respect to any delivery of the Notes to the Trustee, which provisions shall supersede the provisions of this Indenture with respect thereto.

     If any Depository determines not to continue to act as a Depository for the Notes held in a book-entry system, the Issuer may attempt to have established a securities depository/book-entry system relationship with another Depository under this Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification of the Beneficial Owners by appropriate notice to the then Depository, shall permit withdrawal of the Notes from the Depository and shall authenticate and deliver Note certificates in fully registered form to the assignees of the Depository or its nominee or to the Beneficial Owners. Such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing or otherwise preparing and delivering such replacement Notes) of the Issuer. Such replacement Notes shall be in the denominations specified in the first paragraph of this Section 2.02, with a minimum denomination of $100,000.

     (b)  Interest Rates on the Notes. The Notes shall bear interest at the
          ---------------------------
Weekly Rate for the period from their original issuance date until converted to a different Interest Rate Mode. The first Interest Payment Date for the Notes shall be the Interest Payment Date in June, 2000. During each Interest Period for each Interest Rate Mode, the interest rate for the Notes shall be determined in accordance with Section 2.02(c) and shall be payable on the Interest Payment Date for such Interest Period; provided that the interest rate borne by the Notes shall not exceed the lesser of (i) fifteen percent (15%) per annum and
(ii) the maximum interest rate with respect to the Notes specified in the Credit Facility. Interest on the Notes at the interest rate or rates for the Weekly Rate shall be computed upon the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed. Interest on the Notes at the interest rate or rates for the Semi-Annual Rate shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months. Each Note shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the Default Rate computed from the date of the Default or Event of Default.

     (c)  Interest Rate Modes. Interest Rates on the Notes shall be determined
          -------------------
as follows:

               (i) If the Interest Rate Mode for the Notes is the Weekly Rate, the interest rate on the Notes for a particular Weekly Rate Period shall be the rate established by the Remarketing Agent no later than 2:00 p.m. (Cleveland, Ohio time) on the Wednesday preceding the Weekly Rate Period (or the seventh day preceding the Conversion of the Interest Rate Mode to the Weekly Rate), or, if such day is not a Business Day, on the next succeeding Business Day, as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Notes on such Business Day at a price equal to the principal amount thereof, plus accrued interest, if any, thereon.

               (ii) If the Interest Rate Mode for the Notes is the Semi-Annual Rate, the interest rate on the Notes for a particular Semi-Annual Rate Period shall be the rate established by the Remarketing Agent no later than 2:00 p.m. (Cleveland, Ohio time) on the tenth Business Day next preceding the first day of such Semi-Annual Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Notes on such first day at a price equal to the principal amount thereof.

               (iii) The Remarketing Agent shall provide the Trustee, the Issuer and the Tender Agent with Immediate Notice of all interest rates.

               (iv) If for any reason the interest rate on a Note is not determined by the Remarketing Agent pursuant to (i) or (ii) above, the interest rate for such Note for the next succeeding Rate Period shall be the interest rate in effect for such Note for the preceding Rate Period.

     (d)  Conversion of Interest Rate.
          ---------------------------

               (i)   Conversion Directed by the Issuer. The Interest Rate Mode
                     ---------------------------------
     for the Notes is subject to Conversion to a different Interest Rate Mode from time to time in whole (and not in part) by the Issuer, such right to be exercised by notifying the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent at least thirty-five (35) days prior to the effective date of such proposed Conversion. Such notice shall specify (A) the effective date and (B) the proposed Interest Rate Mode. The notice must be accompanied by (i) an opinion of Counsel stating that the Conversion is authorized by this Indenture, and (ii) if the stated amount of the Credit Facility to be held by the Trustee after such Conversion is increased over that of the then current Credit Facility an opinion of Counsel stating that payments of principal and interest on the Notes from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the bankruptcy of the Issuer under the United States Bankruptcy Code.

               (ii)  Limitations. Any Conversion of the Interest Rate Mode for
                     -----------
     the Notes pursuant to paragraph (i) above must comply with the following:

               (A) the Conversion Date must be an Interest Payment Date which is a date on which the Notes are subject to optional redemption pursuant to Section 8.01; and

               (B) the Credit Facility to be held by the Trustee must cover accrued interest for the Notes for 98 days, if the Conversion is to the Weekly Rate, or for 183 days, if the Conversion is to the Semi-Annual Rate.

               (iii) Notice to Noteholders of Conversion of Interest Rate. The
                     ----------------------------------------------------
     Trustee shall notify the Noteholders of each Conversion by first class mail, postage prepaid, at least 30 days but not more than 60 days before the Conversion Date. The notice will state:

               (A) that the Interest Rate Mode will be converted and what the new Interest Rate Mode will be;

               (B)   the Conversion Date;

               (C)   the Interest Payment Dates and Regular Record Dates;

               (D)   information relating to the Credit Facility;

               (E) whether the Noteholders have a right to have their Notes purchased in accordance with Section 3.01(a) and, if they do, the procedures to follow; and

               (F) that the Notes will be subject to mandatory purchase on the Conversion Date in accordance with Section 3.01(b).

               (iv)  Cancellation of Conversion of Interest Rate Mode.
                     ------------------------------------------------
     Notwithstanding any provision of this Section 2.02, the Interest Rate Mode shall not be converted if (A) the Remarketing Agent has not determined the initial interest rate for the new Interest Rate Mode in accordance with this Section 2.02 or (B) the Trustee shall receive written notice prior to such Conversion that either of the opinions required under Section 2.02(d)(i) has been rescinded. If the Trustee shall have sent any notice to the Noteholders regarding a Conversion of the Interest Rate Mode under
     Section 2.02(d)(iii), the Trustee shall promptly notify all Noteholders of such rescission and the cancellation of any mandatory purchase pursuant to
     Section 3.01(b).

     (e)  Binding Effect of Determination and Computations. The determination of
          ------------------------------------------------
each interest rate in accordance with the terms of this Indenture shall be conclusive and binding upon the owners of the Notes, the Issuer, the Trustee, each Paying Agent, the Tender Agent, the Remarketing Agent and the Credit Facility Issuer.

     Section 2.03.  Registered Notes Required; Note Registrar and Note Register.
                    -----------------------------------------------------------

     All Notes shall be issued in fully registered form. The Notes shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

     The Issuer shall designate one or more persons to act as "Note Registrar" for the Notes provided that the Note Registrar appointed for the Notes shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 11.13. The Issuer hereby appoints The Huntington National Bank, as Note Registrar. Any person other than the Trustee undertaking to act as Note Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Note Registrar under this Indenture, which agreement shall be filed with the Trustee.

     The Note Registrar shall act as registrar and transfer agent for the Notes. The Issuer shall cause to be kept at an office of the Note Registrar a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it, the Trustee or the Note Registrar may prescribe, the Issuer shall provide for the registration of the Notes and for the registration of transfers of the Notes. The Issuer shall cause the Note Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Note Register is kept. If the Note Registrar is the Trustee, such location shall be the principal corporate trust office of the Trustee.

     The Note Registrar shall forthwith following each Regular Record Date and at any other time as reasonably requested by the Trustee, the Tender Agent or the Remarketing Agent, certify and furnish to the Trustee, the Tender Agent, the Remarketing Agent and any Paying Agent as the Trustee shall specify, the names, addresses, and holdings of Noteholders and any other relevant information reflected in the Note Register, and the Trustee, the Tender Agent, the Remarketing Agent and any such Paying Agent shall for all purposes be fully entitled to rely upon the information so furnished to them and shall have no liability or responsibility in connection with the preparation thereof.

     Section 2.04.  Transfer and Exchange.
                    ---------------------

     As provided in Section 2.03, the Issuer shall cause a Note Register to be kept at the designated office of the Note Registrar. Subject to the restrictions on transfer set forth in Section 2.06 hereof, upon surrender for registration of transfer of any Note at such office, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Notes of authorized denomination for the aggregate principal amount which the registered owner is entitled to receive.

     At the option of the owner, Notes may be exchanged for other Notes of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes presented for registration of transfer, exchange, redemption or payment (if so required by the Issuer, the Note Registrar or the Trustee) shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Note Registrar, duly executed by the owner or by his attorney duly authorized in writing.

     No service charge shall be made to a Noteholder for any exchange or registration of transfer of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     Neither the Issuer nor the Note Registrar on behalf of the Issuer shall be required (i) to register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the date of redemption of Notes selected for redemption and ending at the close of business on the day of such redemption (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, or (iii) other than pursuant to
Article III, to register any transfer of or exchange any Note with respect to which the owner has submitted a demand for purchase in accordance with Section 3.01(a) or which has been purchased pursuant to Section 3.01(b).

     New Notes delivered upon any registration of transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Notes surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Notes surrendered.

     Section 2.05.  Delivery of Notes.
                    -----------------

     Upon the execution and delivery of this Indenture, and satisfaction of any conditions established by the Issuer and conditions in any purchase agreement for delivery of the Notes, the Issuer shall execute the Notes and deliver them to the Trustee. Thereupon, the Trustee shall, at the Issuer's request, authenticate the Notes and deliver them to the Depository, as specified in the authentication order of the Issuer.

     Section 2.06.  Restrictions on Transfer.
                    ------------------------

     The Notes are being initially issued without registration under the provisions of the Securities Act (or under any state securities laws) pursuant to exemption from such registration under Section 3(a)(2) of the Securities Act and without registration under any state securities laws. The Notes may only be sold, transferred, pledged or hypothecated, in whole or in part, if they are registered under the Securities Act and all applicable state securities laws or if an exemption from registration is available thereunder. If the Letter of Credit or an Alternate Credit Facility that was issued by a "bank" as defined in
Section 3(a)(2) of the Securities Act is not then in effect, the Note Registrar shall not register on the registration books any transfer of Notes by any Noteholder, including a sale or transfer occurring as a result of a tender for purchase of a Note by the holder thereof in accordance with Section 3.01 hereof, unless all of the following conditions are satisfied:

     (a) The proposed transferee represents and warrants to the Trustee, the Issuer, the Remarketing Agent, the Note Registrar and the former Noteholder that it is acquiring such Notes for investment purposes and not with a view to the resale or distribution thereof, within the meaning of the Securities Act and any applicable state securities laws, and the proposed transferee acknowledges that the Notes have not been registered under the Securities Act or any state securities laws and therefore may not be resold, transferred, pledged or hypothecated, in whole or in part, unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from registration is available; and

     (b) (i) If such sale or transfer is to an affiliate (as defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act) of the former Noteholder, the proposed transferee represents and warrants to the Trustee, the Remarketing Agent, the Note Registrar and the Issuer that (A) it is an affiliate of the former Noteholder, (B) it is an investment company registered under the Investment Company Act of 1940, as amended, (C) it qualifies as an "accredited investor" within the meaning of said Rule 501, and
(D) such sale or transfer is exempt from registration under the Securities Act and all applicable state securities laws; or

     (ii) An opinion of Counsel, satisfactory to the Issuer, the Remarketing Agent, the Registrar and the Trustee, is delivered to the Trustee, the Remarketing Agent, the Registrar and the Issuer to the effect that such sale or transfer is exempt from registration under the Securities Act and all applicable state securities laws.

     Section 2.07.  Execution.
                    ---------

     The Notes shall be executed by the manual or facsimile signature of an officer of the Issuer.

     Notes executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that the officer signing such Notes or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Note.

     Section 2.08.  Authentication; Authenticating Agent.
                    ------------------------------------

     No Note shall be valid for any purpose until the Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Note has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created.

     If the Note Registrar is other than the Trustee, the Trustee may appoint the Note Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Notes in connection with the registration of transfers and exchanges under
Section 2.04 hereof, and the authentication and delivery of Notes by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee". The Trustee shall, however, itself authenticate all Notes upon their initial issuance and any Notes issued in substitution for other Notes pursuant to Sections 2.11 and 2.12. The Trustee shall be entitled to be reimbursed for payments made to any Authenticating Agent as reasonable compensation for its services.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Note Registrar under Section 2.03, without the execution or filing or the taking of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all owners of Notes as the names and addresses of such owners appear on the Note Register.

     Section 2.09.  Payment of Principal and Interest Rights Preserved.
                    --------------------------------------------------

     The principal or redemption price of any Note shall be payable, upon surrender of such Note, in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, at the Principal Office of any Paying Agent, including funds evidenced by wire transfer. Interest on any Note on each Interest Payment Date in respect thereof shall be payable by check mailed to the address of the person entitled thereto as such address shall appear in the Note Register; provided that at the written request of the owner of at least $1,000,000 aggregate principal amount of Notes received by the Note Registrar at least one Business Day before the corresponding Record Date, interest accrued on the Notes will be payable by wire transfer within the United States in immediately available funds to the bank account number of such owner specified in such request and entered by the Note Registrar on the Note Register; and provided further that interest payable at maturity (or redemption) shall be paid only upon presentation and surrender of such Note.

     Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note is registered at the close of business on the Regular Record Date for such interest.

     Notwithstanding anything herein to the contrary, when any Note is registered in the name of a Depository or its nominee, the principal, redemption price and tender purchase price of and interest on such Note shall be payable in federal funds delivered or transmitted to the Depository or its nominee.

     Any interest on any Note which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the owner of such Note on the relevant Regular Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the person in whose name the Note is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be no more than 15 nor fewer than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not fewer than 10 days prior to such Special Record Date.

     Subject to the foregoing provisions of this Section 2.09, each Note delivered under this Indenture upon registration of transfer of or exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     Section 2.10.  Persons Deemed Owners.
                    ---------------------

     The Issuer, the Trustee, any Paying Agent, the Note Registrar, the Tender Agent and any Authenticating Agent may deem and treat the person in whose name any Note is registered as the absolute owner thereof (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, any Paying Agent, the Note Registrar, the Tender Agent or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 2.09) interest on, such Note, and for all other purposes, and neither the Issuer, the Trustee, the Tender Agent, any Paying Agent, the Note Registrar nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such registered owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

     Section 2.11.  Mutilated, Destroyed, Lost or Stolen Note.
                    -----------------------------------------

             (a) If any Note shall become mutilated, lost, stolen or destroyed, the affected Noteholder shall be entitled to the issuance of a substitute Note only as follows:

             (1) in the case of a lost, stolen or destroyed Note, the Noteholder shall (i) provide notice of the loss, theft or destruction to the Issuer and the Trustee within a reasonable time after the Noteholder receives notice of the loss, theft or destruction, (ii) request the issuance of a substitute Note and (iii) provide evidence, satisfactory to the Trustee, of the ownership and the loss, theft or destruction of the affected Note;

             (2) in the case of a mutilated Note, the Noteholder shall surrender the Note to the Trustee for cancellation; and

             (3) in all cases, the Noteholder shall provide indemnity against any and all claims arising out of or otherwise related to the issuance of substitute Notes pursuant to this Section satisfactory to the Trustee and any Credit Facility Issuer.

     Upon compliance with the foregoing, a new Note of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee and delivered to the Noteholder, all at the expense of the Noteholder to whom the substitute Note is delivered. Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute Note for a Note which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Trustee or a Paying Agent in accordance with the terms of the mutilated, lost, stolen or destroyed Note without substitution therefor.

     (b) Every substituted Note issued pursuant to this Section 2.11 shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder unless the Note alleged to have been destroyed, lost or stolen shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Note alleged to have been destroyed, lost or stolen shall be enforceable by anyone, the Issuer may recover the substitute Note from the Noteholder to whom it was issued or from anyone taking under the Noteholder except a bona fide purchaser for value without notice.

     (c) All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instrument or investment or other securities without their surrender.

     Section 2.12.  Temporary Notes.
                    ---------------

     Pending preparation of definitive Notes, or by agreement with the purchasers of all Notes, the Issuer may issue, and, upon its request, the Trustee shall authenticate, in lieu of definitive Notes one or more temporary printed or typewritten Notes of substantially the tenor recited above in any denomination authorized under Section 2.02. Upon request of the Issuer, the Trustee shall authenticate definitive Notes in exchange for and upon surrender of an equal principal amount of temporary Notes. Until so exchanged, temporary Notes shall have the same rights, remedies and security hereunder as definitive Notes.

     Section 2.13.  Cancellation of Surrendered Notes.
                    ---------------------------------

     Notes surrendered for payment, redemption, transfer or exchange and Notes surrendered to the Trustee by the Issuer for cancellation shall be canceled by the Trustee and the Trustee shall provide certification to the Issuer that the Note has been cancelled and destroyed.

                   [Balance of Page Intentionally Left Blank]

                                  ARTICLE III

                       Purchase and Remarketing of Notes
                       ---------------------------------

     Section 3.01.  Purchase of Notes on Demand; Mandatory Purchase.
                    -----------------------------------------------

          (a)   Purchase of Notes on Demand of Owner.
                ------------------------------------

                (i) During Weekly Rate Period. If the Interest Rate Mode for the
                    -------------------------
Notes is the Weekly Rate, any Note shall be purchased on the demand of the owner thereof, on any Business Day or on any Interest Payment Date therefor at a purchase price equal to the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent, at its Principal Office on or before 4:00 p.m. (Columbus, Ohio time) on a Business Day not later than the seventh calendar day prior to the Purchase Date, which notice
(A) states the number and principal amount (or portion thereof in an authorized denomination) of such Note to be purchased, (B) states the Purchase Date on which such Note shall be purchased and (C) irrevocably requests such purchase and agrees to deliver such Note, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (Columbus, Ohio time) on such Purchase Date.

                The Tender Agent shall promptly, but in no event later than 4:00 p.m. (Columbus, Ohio time) on the next succeeding Business Day, provide the Remarketing Agent and the Trustee with Immediate Notice of the receipt of the notice referred to in the preceding paragraph.

                (ii) During Semi-Annual Rate Period. If the Interest Rate Mode
                     ------------------------------
for the Notes is the Semi-Annual Rate, any Note shall be purchased, on the demand of the owner thereof, on any Interest Payment Date for a Semi-Annual Rate Period at a purchase price equal to the principal amount thereof, upon written notice to the Tender Agent, at its Principal Office on a Business Day not later than the eighth Business Day prior to such Purchase Date, which notice (A) states the number and principal amount (or portion thereof in an authorized denomination) of such Note to be purchased, (B) states the Purchase Date on which such Note shall be purchased and (C) irrevocably requests such purchase and agrees to deliver such Note, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (Columbus, Ohio time) on such Purchase Date.

                The Tender Agent shall promptly, but in no event later than 4:00 p.m. (Columbus, Ohio time) on the next succeeding Business Day, provide the Remarketing Agent and Trustee with Immediate Notice of the receipt of the notice referred to in the preceding paragraph. Upon its receipt of such Immediate Notice from the Tender Agent, the Remarketing Agent shall promptly provide the Issuer with Immediate Notice of the receipt of the notice referred to in the preceding paragraph.

                (iii) Purchase of Portions of Notes. Notwithstanding any other
                      -----------------------------
     provision of this Section 3.01(a), the owner of a Note may demand purchase of a portion of such Note only if the portion to be purchased and the portion to be retained by the owner will be in authorized denominations.

     (b)   Mandatory Purchases of Notes.
           ----------------------------

           (i)   Mandatory Purchase on Conversion Date. The Notes shall be
                 -------------------------------------
     subject to mandatory purchase, in whole, at a purchase price equal to the principal amount thereof, plus accrued interest, if any, thereon to the Purchase Date on each Conversion Date for any Conversion.

           (ii)  Mandatory Purchase Upon Replacement of Credit Facility. The
                 ------------------------------------------------------
     Notes shall be subject to mandatory purchase, in whole, at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date, upon replacement of the current Credit Facility with an Alternate Credit Facility. The Purchase Date shall be the Interest Payment Date that is the effective date of the Alternate Credit Facility.

           (iii) Mandatory Purchase Upon Expiration of Current Credit Facility.
                 -------------------------------------------------------------
     The Notes shall be subject to mandatory purchase, in whole, at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date, upon expiration of the term of the current Credit Facility. The Purchase Date will be the Interest Payment Date immediately preceding (by at least 15 days) the date of expiration of the current Credit Facility.

           (iv)  Mandatory Purchase Upon Event of Bankruptcy of Issuer. The
                 -----------------------------------------------------
     Notes shall be subject to mandatory purchase, in whole, at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date, upon the occurrence of an Event of Bankruptcy of the Issuer. The Purchase Date will be a date determined by the Trustee (which date shall be within the period for which principal and interest on the Notes are covered by the amounts available under the current Credit Facility).

           (v) Notice of Mandatory Purchase. Notice of any mandatory purchase
               ----------------------------
     pursuant to Section 3.01(b)(i), (ii) and (iii) shall be given by the Trustee at least thirty (30) days prior to the date of purchase and pursuant to Section 3.01(b)(iv) as set forth therein, in each case in the same manner as a notice of redemption pursuant to Section 8.04 hereof; provided that failure to receive notice by mailing or any defect in that notice, as to any Note shall not affect the validity of the proceedings for the purchase of any other Note.

     (c) Payment of Purchase Price. The purchase price of Notes purchased
         -------------------------
pursuant to Section 3.01 shall be payable upon delivery of such Note to the Tender Agent; provided that such Note must be delivered to the Tender Agent on or prior to 12:00 Noon (Columbus, Ohio time) for payment by the close of business on the date of such purchase in immediately available funds;

provided, however, that if the date of such purchase is not a Business Day, the purchase price shall be payable on the next succeeding Business Day.

     Any Note delivered for payment of the purchase price shall be accompanied by an instrument of transfer thereof in form satisfactory to the Tender Agent executed in blank by the owner thereof and with all signatures guaranteed by a bank, trust company or member firm of The New York Stock Exchange, Inc. The Tender Agent may refuse to accept delivery of any Note for which an instrument of transfer satisfactory to it has not been provided and shall have no obligation to pay the purchase price of such Note until a satisfactory instrument is delivered.

     The Tender Agent shall hold all Notes delivered pursuant to this Section
3.01 in trust for the benefit of the owners thereof until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such Noteholders, and thereafter shall deliver such Notes to the purchasers thereof. All amounts received by the Trustee from a drawing under a Credit Facility for purchase of Notes shall be transferred immediately to the Tender Agent. The Tender Agent shall also hold all such amounts from a drawing under a Credit Facility that it shall have received from the Trustee in a separate and segregated account pending payment of the purchase price of Notes as set forth in Section 3.03, and neither the Issuer, any Guarantor, any Affiliate of the Issuer or a Guarantor, or any Insider of any of them shall have any title or other interest, beneficial or otherwise, in the moneys and investments therein.

     Section 3.02.  Remarketing of Notes.
                    --------------------

     (a) Upon the receipt by the Remarketing Agent of any notice pursuant to
Section 3.01(a), the Remarketing Agent, subject to the terms of the Remarketing Agreement, shall offer for sale, and shall use its best efforts to sell (other than to the Issuer or its affiliates), the Notes in respect of which such notice has been given, subject to the provisions of Section 2.06 hereof. Unless otherwise instructed by the Issuer, the Remarketing Agent will offer for sale and use its best efforts to sell any Notes purchased pursuant to Section 3.01(b). Any such Notes shall be offered: (i) at 100% of the principal amount thereof, plus interest accrued, if any, to the Purchase Date, and (ii) pursuant to terms calling for payment of the purchase price on such Purchase Date against delivery of such Notes; provided that the Remarketing Agent shall not sell any
Note if the amount to be received from the sale of such Note (including accrued interest, if any) plus the amount available to be drawn by the Trustee under the Credit Facility with respect to the Available Moneys available to the Trustee for such purpose is less than the purchase price (including accrued interest, if any) to be paid for such Note. The Trustee, the Tender Agent or the Credit Facility Issuer may purchase any Notes offered pursuant to this Section 3.02 for its own account. The Trustee, the Tender Agent and the Remarketing Agent will hold any remarketing proceeds which it receives in a segregated account pending payment to the tendering Noteholder. The Issuer acknowledges that it and its affiliates shall have no interest in any proceeds of the remarketing of Notes, all of which shall be held in trust by the Trustee or the Tender Agent for the sole benefit of the holders of the Notes and, to the extent that the holders have been paid with draws on the Credit Facility, for the benefit of the Credit Facility Issuer.

     (b) The Remarketing Agent shall, subject to the terms of the Remarketing Agreement, offer for sale, and use its best efforts to sell, on behalf of the Issuer, Notes held pursuant to

Section 3.05. Any such Notes shall be offered at 100% of the principal amount thereof, plus interest accrued to the sale date.

     Section 3.03.  Purchase of Notes - Undelivered Notes.
                    -------------------------------------

     (a) On each date Notes are to be purchased pursuant to Section 3.01, the Tender Agent shall purchase, but only from the funds listed below, such Notes from the owners thereof. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated, provided that funds derived from Section 3.03(a)(i) or (a)(ii) shall not be combined with funds derived from Section 3.03(a)(iii) to purchase any one Note (or authorized denomination thereof):

                    (i) Proceeds of the remarketing of such Notes to persons other than the Issuer, any Guarantor, any Affiliate of any of them or any Insider of any of the foregoing (exclusive of any premium) pursuant to
     Section 3.02(a);

                    (ii) Available Moneys furnished by the Trustee to the Tender Agent representing proceeds of a drawing by the Trustee under the Credit Facility;

                    (iii) Moneys paid by the Issuer to pay the purchase price furnished by the Trustee to the Tender Agent.

         (b) In the event that any holder of a Note who shall have given notice demanding purchase pursuant to Section 3.01(a), or which is subject to mandatory purchase pursuant to Section 3.01(b), shall fail to deliver such Note to the Tender Agent at the place and on the applicable date and time specified, or shall fail to deliver such Note properly endorsed, such Note shall constitute an Undelivered Note. If funds in the amount of the purchase price of the Undelivered Note are available for payment to the holder thereof on the date and at the time specified, from and after the date and time of that required delivery, (i) the Undelivered Note shall no longer be deemed to be Outstanding under this Indenture; (ii) interest shall no longer accrue thereon; and (iii) funds in the amount of the purchase price of the Undelivered Notes shall be held by the Tender Agent, without liability for interest thereon, for the benefit of the holder thereof, (and in no event for the benefit of the Issuer, any Guarantor, any Affiliate of any of them, any Insider of any of the foregoing, the Remarketing Agent, the Tender Agent or any other party and neither the Issuer, any Guarantor, any Affiliate of any of them nor any Insider of any of the foregoing shall have any title or other interest, beneficial or otherwise, in, nor any right to control, moneys held by the Tender Agent). Any funds held by the Tender Agent as described in clause (iii) of the preceding sentence shall be held uninvested. Any monies deposited with and held by the Tender Agent not so applied to the payment of Notes, if any, within two years after the Purchase Date of such Notes shall be paid by the Tender Agent to the Issuer and thereafter the former holders of such Notes shall be entitled to look only to the Issuer for payment, and then only to the extent of the amount so repaid, and the Issuer shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.


     Section 3.04.  Delivery of Remarketed or Purchased Notes.
                    -----------------------------------------

     (a) Notes and Beneficial Ownership Interests purchased pursuant to Section
3.03 shall be delivered as follows:

                  (i) Notes sold by the Remarketing Agent to persons or entities other than the Issuer shall be delivered to the purchasers thereof or to the Depository on behalf of such purchasers. With respect to Beneficial Ownership Interests sold by the Remarketing Agent pursuant to
     Section 3.02 hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book-entry system maintained by the Depository.

                  (ii) Notes purchased or to be purchased with moneys described in Section 3.03(a)(ii) shall be delivered to the Tender Agent to be held pursuant to Section 3.05. With respect to Beneficial Ownership Interests purchased with moneys described in Section 3.03(a)(ii), the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book-entry system maintained by the Depository.

                  (iii) Notes purchased with moneys described in Section 3.03(a)(iii) shall, at the direction of the Issuer, be (A) delivered to or held by the Tender Agent for the account of the Issuer, (B) delivered to the Trustee for cancellation or (C) delivered to the Issuer. With respect to Beneficial Ownership Interests purchased with moneys described in
     Section 3.03(a)(iii), the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book-entry system maintained by the Depository.

     (b) If, on any date prior to the release of Notes held by or for the account of the Issuer pursuant to Section 3.04(a)(iii), all Notes are called for redemption pursuant to Section 8.01 or an acceleration of the Notes pursuant to
Section 10.02 occurs, such Notes shall be deemed to have been paid and shall thereupon be canceled by the Trustee.

     (c) Notes or Beneficial Ownership Interests (other than Notes pledged to the Credit Facility Issuer) delivered as provided in this Section shall be registered (or recorded through the Depository) in the manner directed by the recipient thereof.

     Section 3.05.  Notes Pledged to the Credit Facility Issuer.
                    -------------------------------------------

     The Note Registrar shall register in the name of the Issuer any Notes delivered to the Tender Agent pursuant to Section 3.04(a)(ii). Thereafter, the Tender Agent shall hold such Notes unless and until the Tender Agent shall have received from the Credit Facility Issuer written notice or telephonic notice, promptly confirmed in writing, which specifies that the Tender Agent shall deliver such Notes to the Issuer or the Remarketing Agent. Upon receipt of such notice, the Tender Agent shall deliver such Notes to the Issuer or the Remarketing Agent. With respect to Beneficial Ownership Interests that are purchased with moneys described in Section 3.03(a)(ii), the Tender Agent and the Trustee shall take such actions as may be necessary to cause the Depository to reflect the transfer of such Beneficial Ownership Interests to the Trustee which will hold such Beneficial Ownership Interests for the benefit of the Issuer as pledgor and the Credit Facility Issuer as pledgee.

     Section 3.06.  Drawings on Credit Facility.
                    ---------------------------

     Except as provided in Section 3.08 hereof, on each day on which Notes are to be purchased pursuant to Section 3.01 hereof, except to the extent that the Trustee shall have received telephonic notification from the Remarketing Agent on or prior to 10:30 a.m. (Columbus, Ohio time) on the Purchase Date to the effect that such Notes shall have been remarketed pursuant to Section 3.02 hereof and that the moneys described in Section 3.03(a)(i) hereof will be sufficient to pay the purchase price of such Notes, the Trustee shall by 11:00 a.m. (Columbus, Ohio time) on the Purchase Date draw under the Credit Facility an amount equal to the purchase price of such Notes and immediately upon receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent, and shall further provide Immediate Notice of such drawing to the Issuer. If the Trustee is advised by the Remarketing Agent that less than all of such Notes have been remarketed, the Trustee shall, by 11:00 a.m. (Columbus, Ohio time) on the Purchase Date, draw under the Credit Facility an amount which, together with the remarketing proceeds of the Notes sold by the Remarketing Agent, will be equal to the purchase price of such Notes and immediately upon the receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent.

     Section 3.07.  Delivery of Proceeds of Sale.
                    ----------------------------

     The proceeds of the sale by the Remarketing Agent of any Notes held by it for the account of the Issuer, or delivered to it by any Noteholder or the Tender Agent, shall be turned over to the Issuer, such Noteholder or the Tender Agent, as the case may be; provided, however, that in the event that any such
Note is sold by the Remarketing Agent at a price in excess of the principal amount thereof, then such excess shall be remitted to the Issuer.

     Section 3.08.  Limitation on Remarketing.
                    -------------------------

     Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Notes pursuant to Section 3.02 if there shall have occurred and be continuing an Event of Default. Any purchase of Notes pursuant to Section 3.01(a) hereof after an Event of Default shall have occurred and be continuing shall be made only with proceeds of a drawing under the Credit Facility, and any Notes so purchased shall remain pledged to the Credit Facility Issuer until the Event of Default shall have been cured or waived or the Notes are accelerated pursuant to Section 10.02 hereof.

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                                       34

                                  ARTICLE IV

                        Project Fund; Proceeds of Notes
                        -------------------------------


     Section 4.01.  Project Fund.
                    ------------

     There is hereby created and ordered established with the Trustee a Project Fund into which the proceeds from the sale of the Notes shall be deposited and disbursed in accordance with the provisions of Section 4.02 hereof.

     Section 4.02.  Proceeds of Notes.
                    -----------------

     The provisions of this Section shall apply to the disbursement of the proceeds of the Notes from the Project Fund. The Issuer will use such proceeds of the Notes to finance the construction of a commercial facility located in New Bedford, Massachusetts and the purchase of related equipment and the related costs and expenses associated therewith (the "Project"). The costs of financing the Project are hereinafter referred to as the "Project Costs".

     Disbursements from the Project Fund shall be made only to reimburse or pay the Issuer, or any person designated by the Issuer, for the Project Costs. Any disbursements from the Project Fund for the payment of Project Costs shall be made by the Trustee only upon the written order signed by the Designated Representative and approved in writing by the Bank. Each such written order shall be in substantially the form of the disbursement request attached hereto as Exhibit A, shall be consecutively numbered and may be accompanied by invoices or other documentation supporting the payments or reimbursements requested. That amount shall be released to the Issuer, or the person designated by the Issuer, upon receipt by the Trustee of a written direction from the Bank to release that amount.

     Any moneys in the Project Fund remaining after the payment in full of the Project Costs, promptly shall be used as directed by the Designated Representative, with the approval of the Bank, as described below.

     If moneys in the Project Fund are not sufficient to pay all Project Costs, the Issuer shall not be entitled to any reimbursement for any such additional Project Costs from the Trustee or any holder of any Note; nor shall it be entitled to any abatement, diminution or postponement of the Note Payments.

     The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements therefrom. If reasonably requested by the Issuer, the Trustee shall file copies of the records pertaining to the Project Fund and disbursements therefrom with the Issuer.

     The completion of the Project and payment of all Project Costs shall be evidenced by the filing with the Trustee of a certificate signed by the Designated Representative and approved by the Bank directing the use of all remaining moneys in the Project Fund, except any amounts which the Trustee shall be directed to retain in the Project Fund for the payment of Project Costs not yet due or for liabilities which the Issuer is contesting or which otherwise should be retained and the reasons such amounts should be retained. That certificate may state that it is given without prejudice to any rights against third parties which then exist or subsequently may come into being. Any balance remaining in the Project Fund (other than the amounts retained by the Trustee as described in such certificate) shall be deposited or applied in accordance with that direction.

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                                       36

                                   ARTICLE V

                    Revenues and Application Thereof; Funds
                    ---------------------------------------


     Section 5.01.  Revenues to Be Paid to the Trustee; Payments by Issuer.
                    ------------------------------------------------------

     The Issuer shall promptly pay or cause to be paid directly to the Credit Facility Issuer or the Trustee all Revenues for deposit into the Note Fund and application as set forth in Section 5.02 hereof.

     On each Interest Payment Date, the Issuer shall pay to the Trustee an amount which, when combined with other Revenues on deposit in the Note Fund and available for such purposes, shall equal the interest due on the Interest Payment Date coinciding with such date of payment. In addition to the foregoing, on the Maturity Date for the Notes, the Issuer shall pay to the Trustee an amount which, when combined with other Revenues on deposit in the Note Fund and available for such purposes, shall equal the principal on all outstanding Notes. Notwithstanding the foregoing, while the Credit Facility is in effect the Issuer shall pay all such Revenues directly to the Credit Facility Issuer and the Credit Facility Issuer shall apply such amounts to the reimbursement obligation of the Issuer; provided, however, if there is a default by the Credit Facility Issuer, the Issuer shall pay such Revenues directly to the Trustee for deposit into the Note Fund.

     The Issuer shall be entitled to a credit against the payments required in the foregoing paragraph to the extent that the balance of Revenues in the Note Fund is then in excess of amounts required (a) for the payment of Notes theretofore matured or theretofore called for redemption, (b) for the payment of interest for which checks or drafts have been drawn and mailed by the Trustee, and (c) to be deposited in the Note Fund for use other than for the payment of Note Service Charges on the Interest Payment Date next following the date of payment by the Issuer to the Trustee. In any event, however, if on any Interest Payment Date, the balance in the Note Fund is insufficient to make required payments of Note Service Charges, the Issuer forthwith will pay to the Trustee, for deposit into the Note Fund, any deficiency.

     Section 5.02.  Note Fund.
                    ---------

     (a) There is hereby created and ordered established with the Trustee a Note Fund, the moneys in which, in accordance with Section 5.02(c), the Trustee shall make available to the Paying Agent or Agents, to pay (i) the principal or redemption price of Notes as they mature or become due, upon surrender thereof and (ii) the interest on Notes as it becomes payable. There are hereby established with the Trustee within the Note Fund three separate and segregated accounts, to be designated "Eligible Moneys Account", "Ineligible Moneys Account" and "Credit Facility Account".

     (b) There shall be deposited into the various accounts of the Note Fund from time to time the following:

          (i) into the Ineligible Moneys Account, (A) all payments by the Issuer and received by the Trustee in respect to Note Service Charges and
     (B) all other moneys received by the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Reimbursement Agreement, when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Note Fund, provided that, in such case, after such moneys shall become Available Moneys, such moneys shall be transferred to the Eligible Moneys Account;

          (ii) into the Credit Facility Account, all moneys drawn by the Trustee under the Credit Facility; and

          (iii) into the Eligible Moneys Account, (A) all moneys held in the Ineligible Moneys Account which have become Available Moneys and (B) the proceeds of obligations issued by the Issuer to refund the Notes.

     (c) Except as provided in Section 10.11, moneys in the Note Fund shall be used solely for the payment of the principal or redemption price of the Notes and interest on the Notes from the following source or sources but only in the following order of priority:

          (i)   Available Moneys held in the Eligible Moneys Account;

          (ii) Available Moneys held in the Credit Facility Account, provided that, in no event, shall moneys held in the Credit Facility Account be used to pay any amount which may be due on Notes held pursuant to Section 3.05; and

          (iii) moneys held in the Ineligible Moneys Account.

     (d) To the extent moneys described under Section 5.02(c)(i) are not available in the Note Fund to pay principal or redemption price of the Notes and interest on the Notes when due (other than Notes held pursuant to Section 3.05, except for interest payments on Notes that were not held pursuant to Section
3.05 on the Record Date for such payment), the Trustee shall, on or before 11:00 a.m., Columbus, Ohio time, on the Business Day prior to such due date draw upon or demand payment under the Credit Facility, if any, then held by the Trustee in a manner so as to provide immediately available funds by the close of business on such due date. Upon receipt of such moneys from the Credit Facility Issuer, the Trustee shall (i) deposit the amount representing a drawing on the Letter of Credit for the payment of principal of, premium, if any, and interest on the Notes in the Note Fund, and apply the same to the payment of such principal and interest due on the Notes, and (ii) pay, on behalf of the Issuer, but only from and to the extent of any amounts then on deposit in the Note Fund and not derived from drawings under the Letter of Credit, to the Credit Facility Issuer any and all amounts then due and payable under the Reimbursement Agreement. Any payment made by the Trustee on behalf of the Issuer described in clause (ii) of the immediately preceding sentence shall be made by wire transfer of immediately available funds to the account of the Credit Facility Issuer on the date the Trustee receives moneys pursuant to a drawing upon the Credit Facility.

     (e) Any amounts remaining in the Note Fund after payment in full of the principal or redemption price of and interest on the Notes (or provision for payment thereof) shall be paid to the Credit Facility Issuer, to the extent of any amounts that the Issuer owes the Credit Facility Issuer pursuant to the Reimbursement Agreement (as certified in writing by the Credit Facility Issuer to the Trustee). Any amounts remaining in the Note Fund after such payment to the Credit Facility Issuer shall be paid to the Issuer.

     Section 5.03.  Revenues to Be Held for All Noteholders; Certain Exceptions.
                    -----------------------------------------------------------

     Until applied as provided in this Indenture to the payment of Notes or transferred to the Issuer pursuant to Section 16.01 or Section 5.02(e), Revenues paid to the Trustee shall be held by the Trustee in trust in the Note Fund for the benefit of the owners of all Outstanding Notes, except that (i) any portion of the Revenues representing principal or redemption price of any Notes, and interest on any Notes previously matured or called for redemption in accordance with Article VIII of this Indenture, shall be held for the benefit of the owners of such Notes only. Anything in this Indenture to the contrary notwithstanding, neither the Issuer, any Guarantor, any Affiliate of the Issuer or any Guarantor nor any Insider of any of the foregoing shall have any title or other interest, beneficial or otherwise, in, nor any right to control, moneys from the Credit Facility Account, the Ineligible Moneys Account, the Eligible Moneys Account or the moneys and Eligible Investments therein, or any remarketing proceeds or Credit Facility proceeds held by the Trustee, the Tender Agent or the Remarketing Agent, as applicable, which shall be held in trust by the Trustee, the Tender Agent or the Remarketing Agent, as applicable, for the sole benefit of the holders of the Notes and, to the extent that the holders of the Notes are paid through draws under a Credit Facility, the Credit Facility Issuer, to the extent of such draws.

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                                       39

                                  ARTICLE VI

                               Credit Facilities
                               -----------------


     Section 6.01.    Initial Letter of Credit.
                      ------------------------

     The Letter of Credit shall provide for direct payments to or upon the order of the Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Trustee, upon request and in accordance with the terms thereof, up to (a) an amount equal to the principal amount of the Notes (i) to pay the principal of the Notes when due whether at stated maturity, upon redemption or acceleration or (ii) to enable the Tender Agent to pay the purchase price or portion of the purchase price equal to the principal amount of Notes purchased pursuant to Section 3.01 to the extent remarketing proceeds are not available for such purpose, plus (b) an amount equal to 98 days' interest accrued on the Notes at a rate of ten percent (10%) per annum (i) to pay interest on the Notes when due or (ii) to enable the Tender Agent to pay the portion of the purchase price of the Notes purchased pursuant to Section 3.01 equal to the interest accrued, if any, on such Notes to the extent remarketing proceeds are not available for such purpose.

     The Letter of Credit shall terminate automatically on the earliest of (i) the payment by the Bank to the Trustee of the final drawing available to be made under the Letter of Credit; (ii) receipt by the Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and the Designated Representative of the Issuer stating that no Notes remain Outstanding; (iii) receipt by the Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and the Designated Representative stating that an Alternate Credit Facility in substitution for the Letter of Credit has been accepted by the Trustee and is in effect; and (iv) the stated expiration date of the Letter of Credit. Pursuant to the Reimbursement Agreement, on each anniversary date of the Letter of Credit, at the Bank's option, the expiration date of the Letter of Credit may be extended for a year beyond the current expiration date.

     The Bank's obligation under the Letter of Credit will be reduced to the extent of any drawing thereunder. The Letter of Credit shall provide that, with respect to a drawing by the Trustee to pay interest on the Notes or the portion of the Purchase price of Notes corresponding to interest on the Notes, the Letter of Credit shall be automatically reinstated in an amount equal to any such drawing on the date of such drawing. With respect to any drawing by the Trustee to pay a portion of the purchase price corresponding to principal of Notes purchased pursuant to Section 3.01, the amount available under the Letter of Credit for payment of principal or purchase price of the Notes due shall be reinstated in an amount equal to any such drawing but only to the extent that
(i) the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn or (ii) Notes are held by or through the Trustee or Tender Agent for the benefit of the Bank in an amount, which together with moneys held by the Trustee or the Tender Agent for the sole purpose of reimbursing the Bank, are equal to or greater than the amounts so drawn. In no event will the Trustee be entitled to make drawings under the Letter of Credit for the payment of any amount due on any Note held pursuant to Section 3.05, except for interest payments on Notes that were not held pursuant to Section 3.05 on the Record Date for such payment.

     The Letter of Credit shall provide that if, in accordance with the terms of this Indenture, the Notes shall become immediately due and payable pursuant to any provision of this Indenture, the Trustee shall be entitled to draw on the Letter of Credit to the extent of the aggregate principal amount of the Notes then Outstanding plus, to the extent available under the Letter of Credit, an amount sufficient to pay interest on all Outstanding Notes, less amounts for which the Letter of Credit shall not have been reinstated.

     Section 6.02.  Expiration.
                    ----------

     If at any time there shall cease to be any Notes Outstanding hereunder, the Trustee shall promptly surrender the current Credit Facility to the Credit Facility Issuer for cancellation. The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

     Section 6.03.  Alternate Credit Facilities.
                    ---------------------------

     The Issuer may, at its option, as provided in the Reimbursement Agreement, provide for the delivery to the Trustee of an Alternate Credit Facility. Such Alternate Credit Facility shall have a term of not less than one year and set forth a maximum interest rate on the Notes with respect to which drawings may be made. The Issuer shall give the Trustee an irrevocable written notice of its intention to replace the current Credit Facility with an Alternate Credit Facility at least 35 days before the Interest Payment Date that is to be the Purchase Date on which the Notes are to be purchased pursuant to mandatory tender and on which the Alternate Credit Facility is to become effective. Such notice to the Trustee shall be accompanied by (i) a commitment from the issuer of the Alternate Credit Facility that it will issue the Alternate Credit Facility to the Trustee not later than the Interest Payment Date that is to be the Purchase Date or (ii) other evidence satisfactory to the Trustee that the Alternate Credit Facility will be timely delivered and in effect. Upon receipt of such notice and accompanying evidence of the delivery of the Alternate Credit Facility, the Trustee shall call the Notes for purchase pursuant to Section 3.01(b) and Section 6.04. On or before the date of delivery of an Alternate Credit Facility to the Trustee, the Issuer shall provide the Trustee with (a) an opinion of Counsel stating that (i) the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and complies with the terms hereof, and (ii) so long as such Alternate Credit Facility is issued by a "bank" as defined in Section 3(a)(2) of the Securities Act and remains in effect, the Notes may be sold or transferred without registration under the provisions of the Securities Act, (b) an opinion of counsel to the issuer or provider of such Credit Facility stating that such Credit Facility is a legal, valid, binding and enforceable obligation of such issuer or obligor in accordance with its terms, and (c) an opinion of Counsel stating that payments of principal and interest on the Notes from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the subsequent bankruptcy of the Issuer under the Bankruptcy Code.

     The Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility to the previous Credit Facility Issuer for cancellation promptly on or after the fifth Business Day after the Alternate Credit Facility becomes effective, but not earlier than the fifth Business Day following the last Interest Payment Date covered by the Credit Facility to be canceled.

     Section 6.04. Notices of Expiration, Replacement and Extension of Credit
                   ----------------------------------------------------------
Facility.
--------

     (a) The Trustee shall notify the Noteholders of the expiration of the term of the current Credit Facility or the replacement of the current Credit Facility with an Alternate Credit Facility which will subject the Notes to mandatory purchase in accordance with Section 3.01(b) by first class mail delivered to each Noteholder's registered address at least 30 days but not more than 60 days before any Purchase Date resulting from such expiration or replacement. The notice will state (i) that the Credit Facility is expiring according to its terms or will be replaced upon the effective date of an Alternate Credit Facility, and (ii) the Purchase Date for the Notes.

     (b) The Trustee shall notify the Noteholders of the extension of the expiration date of the current Credit Facility within five (5) days of its receipt of an amendment to such Credit Facility or other writing extending the expiration date. The notice will set forth the new expiration date.

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                                       42

                                  ARTICLE VII

                        Investment or Deposit of Moneys
                        -------------------------------


     Section 7.01.  Deposits.
                    --------

     All moneys received by the Trustee under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in Section
7.02. All deposits with the Trustee shall be secured as required by applicable law for such trust deposits. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities.

     Section 7.02.  Investment or Deposit of Note Fund and Project Fund.
                    ---------------------------------------------------

     At the written direction of the Issuer, the Trustee shall invest moneys held in the Note Fund in Eligible Investments maturing prior to the date or dates when the payments in respect of principal of or interest on the Notes for which such moneys are held are to become due; provided that moneys held in the Note Fund which are proceeds of a drawing under a Credit Facility shall not be invested and the Trustee shall not be liable for the payment of interest thereon. At the written direction of the Issuer, the Trustee shall invest moneys held in the Project Fund in Eligible Investments of such maturities as the Issuer shall direct. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the applicable Fund.

     The interest and income received upon such investments of the Note Fund and any interest paid by the Trustee or any other depository and any profit or loss resulting from the sale of any investment shall be added or charged in the case of any interest income or profit from investments of the Note Fund, and to the extent received or paid and available for payment of amounts due on the Notes, to the payment of the next succeeding payment due on account of the Notes and any realized loss shall be forthwith made up by the Issuer (the direction of the Issuer to make investments as aforesaid to include an agreement so to do).

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                                       43

                                 ARTICLE VIII

                              Redemption of Notes
                              -------------------


     Section 8.01.  Redemption Dates and Prices.
                    ---------------------------

     The Notes shall be subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Issuer, in whole on any date or in part on any Interest Payment Date at a redemption price of 100% of the principal amount redeemed. Payments of the redemption price of any Note shall be made in immediately available funds on the redemption date only upon the surrender to the Paying Agent of any Note so redeemed.

     Section 8.02.  Issuer Direction of Optional Redemption.
                    ---------------------------------------

     The Trustee shall call Notes for optional redemption when and only when it shall have been notified by the Issuer to do so. The Trustee shall only call Notes for optional redemption if it has Available Moneys in the Eligible Moneys Account of the Note Fund or will receive Available Moneys from the proceeds of refunding notes or from drawings under the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Notes to be called for redemption, plus accrued interest thereon. Notice of any optional redemption shall specify the principal amount of Notes to be redeemed and the redemption date. The Issuer will give notice to the Trustee at least five days prior to the day on which the Trustee is required to give notice of such optional redemption to the Noteholders.

     Section 8.03.  Selection of Notes to be Called for Redemption.
                    ----------------------------------------------

     Except as otherwise provided herein or in the Notes, if less than all the Notes are to be redeemed, the particular Notes to be called for redemption shall be selected by any method determined by the Trustee to be fair and reasonable; provided, however, that in connection with any redemption of Notes the Trustee shall first select for redemption any Notes held pursuant to Section 3.05 prior to any selection by lot. The Trustee shall treat any Note of a denomination greater than $5,000 as representing that number of separate Notes each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such Note by $5,000; provided that at any time, no $5,000 portion of a Note shall be redeemed if it results in the unredeemed portion of the Note being less than $100,000.

     Section 8.04.  Notice of Redemption.
                    --------------------

     (a) When required to redeem Notes under any provision of this Article VIII, or when directed to do so by the Issuer, the Trustee shall cause notice of the redemption to be given by first class mail, postage prepaid, to all registered owners of Notes to be redeemed at their registered addresses not more than 60 and not fewer than 30 days prior to the redemption date. Failure to mail any such notice or defect in the mailing thereof in respect of any Note shall not affect the validity of the redemption of any other Note. Notices of such redemptions shall also be mailed to the Remarketing Agent, the Tender Agent and the Credit Facility Issuer (and the Rating

Service, if the Notes are then rated by a Rating Service). Any such notice shall be given in the name of the Issuer, shall identify the Notes to be redeemed (and, in the case of partial redemption of any Notes, the respective principal amounts thereof to be redeemed), shall specify the redemption date and the redemption price and when any interest accrued to the redemption date will be payable, and shall state that on the redemption date the redemption price of the Notes called for redemption will be payable at the principal corporate trust office of the Trustee and/or of one or more Paying Agents and from that date interest will cease to accrue. The Trustee shall at all reasonable times make available to any interested party complete information as to Notes which have been redeemed or called for redemption.

     (b) If at the time of mailing of notice of any optional redemption in connection with a refunding of the Notes the Issuer shall not have deposited with the Trustee moneys sufficient to redeem all the Notes called for redemption, such notice may state that it is conditional in that it is subject to the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice and such optional redemption shall be of no effect unless such moneys are so deposited.

     (c) Notice of any redemption hereunder with respect to Notes held under a book-entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Notes. Selection of book-entry interests in the Notes called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Notes.

     Section 8.05.  Notes Redeemed in Part.
                    ----------------------

     Any Note which is to be redeemed only in part shall be surrendered at a place stated for the surrender of Notes called for redemption in the notice provided for in Section 8.04 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the owner of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such owner in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered, provided further that, if less than all of an outstanding Note of one maturity in a book-entry system is to be called for redemption, the Trustee shall give notice to the Depository or the nominee of the Depository that is the holder of such Note, and the selection of the Beneficial Ownership Interests in that Note to be redeemed shall be at the sole discretion of the Depository and its participants.

     Section 8.06.  No Mandatory Sinking Fund Requirements.
                    --------------------------------------

     The Notes are not subject to mandatory redemption prior to stated maturity pursuant to any mandatory sinking fund requirements.

                   [Balance of Page Intentionally Left Blank]

                                  ARTICLE IX

            Covenants, Representations and Warranties of the Issuer
            -------------------------------------------------------

     Section 9.01.  Appointment of Paying Agent.
                    ---------------------------

     The Issuer shall appoint one or more paying agents for such purpose, each such agent to be a national banking association, a bank and trust company or a trust company. The Issuer hereby appoints the Trustee as Paying Agent and designates the principal corporate trust office of the Trustee in Columbus, Ohio as the place of payment, such appointment and designation to remain in effect until notice of change is filed by the Issuer, at the direction of the Issuer, with the Trustee. The Issuer hereby reserves the option to have one or more of the Paying Agents make payment of interest by check mailed to the address of the person entitled thereto as such address shall appear in the Note Register.

     The Issuer shall appoint an additional Paying Agent in each city or political subdivision specified as a place of payment of the Notes at an office at which Notes may be presented or surrendered for payment, or for registration, transfer, or exchange. The Issuer shall give prompt written notice to the Trustee of the designation of each such Paying Agent and of its designated office location for purposes of such agency, and of any change in the Paying Agent or of its designated office location. Any Paying Agent other than the Trustee shall be a person which would meet the requirements for qualification as a successor trustee imposed by Section 11.14.

     The Issuer shall require any Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will (1) hold all sums held by it for the payment of the principal or redemption price of, or interest on, Notes in trust for the benefit of the owners of such Notes until such sums shall be paid to such owners or otherwise disposed of as herein provided; (2) give the Trustee notice of any default by the Issuer in the making of any payment of principal or redemption price or interest on the Notes; and (3) at any time during the continuance of such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     Section 9.02.  Existence; Compliance with Laws.
                    -------------------------------

     To the extent permitted by law, the Issuer shall maintain its existence as herein described and shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises material to the business operations of the Issuer; and shall use reasonable efforts to comply with all valid and applicable laws, acts, rules, regulations, permits, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Issuer's participation in the Project or the issuance of the Notes, noncompliance with respect to which would have a material adverse affect.

     Section 9.03.  Further Assurances.
                    ------------------

     Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Noteholders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

     Section 9.04.  Observance and Performance of Representations, Covenants,
                    ---------------------------------------------------------
Agreements, Authority and Actions.
---------------------------------

     (a) The Issuer will observe and perform faithfully at all times all representations, covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under this Indenture and the Notes.

     (b) The Issuer represents and warrants that:

         (i) It is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

         (ii) The Issuer has full power and authority to execute and deliver this Indenture, the Reimbursement Agreement, the Remarketing Agreement and the Notes, and to perform its obligations and to enter into and carry out the transactions contemplated by this Indenture, the Reimbursement Agreement, the Remarketing Agreement and the Notes. The execution, delivery and performance of this Indenture, the Reimbursement Agreement, the Remarketing Agreement and the Notes do not, and will not, violate any provision of law applicable to the Issuer or the Issuer's Articles of Incorporation and By-laws and do not, and will not, conflict with or result in a default under any agreement or instrument to which the Issuer is a party or by which it is bound. This Indenture, the Remarketing Agreement, the Reimbursement Agreement and the Notes have, by proper action been duly authorized, executed and delivered by the Issuer and all steps necessary have been taken to make this Indenture, the Remarketing Agreement, the Reimbursement Agreement and the Notes valid and binding obligations of the Issuer.

         (iii) To Issuer's actual knowledge, no approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by the Issuer of this Indenture, the Reimbursement Agreement, the Remarketing Agreement and the Notes, except such as have been obtained and except such approvals as may be required to comply with federal or state securities laws.

                   [Balance of Page Intentionally Left Blank]

                                   ARTICLE X

                        Events of Default and Remedies
                        ------------------------------


     Section 10.01. Events of Default Defined.
                    -------------------------

     Each of the following shall be an "Event of Default" hereunder:

     (a) Payment of the principal or redemption price of any Note is not made when it becomes due and payable at maturity or upon call for redemption; or

     (b) Payment of any interest on any Note is not made when it becomes due and payable; or

     (c) Failure by the Issuer to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, other than any such failure which results in an Event of Default under Section 10.01(a), (b) or (e) of this Indenture, for a period of thirty (30) days after written notice of such failure requesting such failure to be remedied, given to the Issuer by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, further, that if and so long as the Issuer is proceeding with due diligence to cure the default, such period shall be extended to whatever reasonable period is required to permit the Issuer to continue to proceed with due diligence to cure such default; provided, however, that the foregoing provision is subject to the following limitations: if by reason of acts of God; winds; fires; epidemics; landslides; floods; droughts; famines; strikes; lockouts or other industrial disturbances; acts of public enemies; acts or orders of any kind of any governmental authorities; insurrection; military action; war, whether or not declared; sabotage; riots; civil disturbances; explosions; breakage or accident to machineries, transmission pipes or canals; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Issuer, the Issuer is unable in whole or in part to carry out its agreement on its part herein contained, other than the obligations on the part of the Issuer to pay Note Service Charges and to carry insurance, the Issuer shall not be deemed in default for a period of one hundred twenty
(120) days following the inception of such inability provided that it uses its best efforts to remedy with all reasonable dispatch the cause or causes preventing the Issuer from carrying out its agreements; provided, further, that the Issuer shall in no event be required to settle strikes, walkouts or other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Issuer, not in the best interest of the Issuer; or

     (d) The Trustee receives notice from the Credit Facility Issuer of the Credit Facility then held by the Trustee that an Event of Default under the Reimbursement Agreement has occurred and is continuing and the Trustee is to accelerate the maturity of the Notes; or

     (e) If payment of the purchase price of any Note required to be purchased pursuant to Section 3.01 is not made when such payment becomes due and payable;

     (f) A decree or order of a court or agency or supervisory authority, having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling or assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Letter of Credit Bank or the Letter of Credit Bank shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Letter of Credit Bank or of or relating to all or substantially all of its property.

     Section 10.02.  Acceleration and Annulment Thereof.
                     ----------------------------------

     If any Event of Default under Section 10.01(a), 10.01(b), 10.01(d),
Section 10.01(e), or 10.01(f) occurs, then the principal of all Notes then Outstanding, together with interest accrued thereon to the date of acceleration (which date shall be within the period for which an interest drawing sufficient to pay the interest accrued on the Notes to such date is available under the Credit Facility), shall become immediately due and payable at the place of payment provided therein without notice, declaration, or demand, anything in this Indenture or in the Notes to the contrary notwithstanding. If any other Event of Default occurs and is continuing, the Trustee may, and upon request of the owners of 25% in principal amount of all Notes then Outstanding shall, by notice in writing to the Issuer, declare the principal of all Notes then Outstanding to be immediately due and payable; and upon such declaration the said principal, together with interest accrued thereon to the date of acceleration, shall become due and payable immediately at the place of payment provided therein, anything in this Indenture or in the Notes to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under this Indenture to declare all payments hereunder and under the Notes to be due and payable immediately, and to the extent it has not already done so, shall immediately draw upon the Credit Facility to the extent permitted by the terms thereof in an amount equal to the principal of all Notes then outstanding plus interest accrued thereon to the date established for payment to the Noteholders.

     Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of the occurrence of such acceleration. Within five days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Notes Outstanding of the occurrence of such acceleration.

     If, after the principal of the Notes has become due and payable, all arrears of interest upon the Notes are paid by the Issuer, and the Issuer also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Noteholders, including reasonable attorneys' fees, then, and in every such case, the owners of a majority in principal amount of the Notes then Outstanding, by notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Notes issued hereunder; provided, however, that the Trustee shall not annul any declaration resulting from (i) an Event of Default specified in Section 10.01(d) without the prior written consent of the Credit Facility Issuer or (ii) any Event of Default which has resulted in a drawing under the Credit Facility unless the Trustee has received written confirmation from the Credit Facility Issuer that the Credit Facility has been reinstated to an amount equal to the amount thereof prior to such drawing. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any notice from Noteholders received by it pursuant to this paragraph to the Issuer and to the Credit Facility Issuer. Immediately upon such annulment, the Trustee shall cancel, by notice to the Issuer and to the Credit Facility Issuer, any demand for acceleration of payments hereunder and under the Notes made by the Trustee pursuant to this Section 10.02. The Trustee shall promptly give written notice of such annulment to the Issuer, the Credit Facility Issuer, the Tender Agent, the Remarketing Agent, and, if notice of the acceleration of the Notes shall have been given to the Noteholders, shall give notice thereof to the Noteholders.

     Section 10.03.  Other Remedies.
                     --------------

     If any Event of Default occurs and is continuing, the Trustee, before or after the principal of the Notes becomes immediately due and payable, may enforce each and every right granted to it hereunder and under any supplements or amendments hereto. In exercising such rights, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in
Section 11.06, would best serve the interests of the Noteholders.

     Section 10.04.  Legal Proceedings by Trustee.
                     ----------------------------

     If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the owners of 25% in principal amount of all Notes then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

     A. By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Noteholders;

     B.   Bring suit upon the Notes or the Credit Facility;

     C. By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Noteholders; and

     D. By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Noteholders.

     Section 10.05.  Discontinuance of Proceedings by Trustee.
                     ----------------------------------------

     If any proceeding commenced by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Issuer, the Credit Facility Issuer, the Trustee and the Noteholders shall be restored to their former positions and rights hereunder as though no such proceedings had been commenced.

     Section 10.06.  Noteholders May Direct Proceedings.
                     ----------------------------------

     The owners of a majority in principal amount of the Notes Outstanding shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Noteholders.

     Section 10.07.  Limitations on Actions by Noteholders.
                     -------------------------------------

     No Noteholder shall have any right to bring suit on the Credit Facility. No Noteholder shall have any right to pursue any other remedy hereunder unless:

     (a) the Trustee shall have been given written notice of an Event of Default,

     (b) the owners of at least 25% in principal amount of all Notes then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

     (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under Section 10.02 or for a drawing under the Credit Facility, and

     (d) the Trustee shall have failed to comply with such request within a reasonable time.

     Section 10.08.  Trustee May Enforce Rights Without Possession of Notes.
                     ------------------------------------------------------

     All rights under this Indenture and the Notes may be enforced by the Trustee without the possession of any Notes or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the owners of the Notes.

     Section 10.09.  Remedies Not Exclusive.
                     ----------------------

     No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 10.10.  Delays and Omissions Not to Impair Rights.
                     -----------------------------------------

     No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article X may be exercised from time to time and as often as may as deemed expedient.

     Section 10.11.  Application of Moneys in Event of Default.
                     -----------------------------------------

     Any moneys received by the Trustee under this Article X shall be applied in the following order; provided that any moneys received by the Trustee from a drawing on the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in (B) below with respect to the principal of, and interest accrued on, Notes other than Notes held by the Issuer after purchase thereof pursuant to Section 3.04(a)(iii) and other than Notes held pursuant to Section 3.05:

     A. To the payment of the reasonable costs of the Trustee, including reasonable counsel fees, any disbursements of the Trustee with interest thereon at the rate of 12% per annum and its reasonable compensation; and

     B. To the payment of principal or redemption price (as the case may be) and interest then owing on the Notes, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest;

     C. To the reimbursement of the Credit Facility Issuer for unreimbursed draws under the Credit Facility; and

     D. To the payment of reasonable costs and expenses of the Issuer, including reasonable counsel fees, incurred in connection with the Event of Default.

     The surplus, if any, shall be paid to the Issuer or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                   [Balance of Page Intentionally Left Blank]

                                  ARTICLE XI

                                  The Trustee
                                  -----------

     Section 11.01.  Acceptance of Trust
                     -------------------

     The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Noteholders agree.

     Section 11.02.  No Responsibility for Recitals, etc.
                     -----------------------------------

     The recitals, statements and representations in this Indenture or in the Notes, save only the Trustee's Certificate of Authentication upon the Notes, have been made by the Issuer and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof, or for the validity, priority, recording or re-recording, filing or re-filing of this Indenture or the Reimbursement Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the validity or sufficiency of the security afforded by this Indenture or the Notes issued hereunder or intended to be secured hereby, or as to the maintenance of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Issuer hereunder or under the Reimbursement Agreement, except as expressly provided herein or in the Reimbursement Agreement.

     Not more than once every five years the Trustee may reasonably request an opinion of counsel to the Trustee, addressed to the Issuer and the Trustee, stating that based upon the law in effect on the date of such opinion no filing, registration or recording and no refiling, reregistration or rerecording of any agreement or instrument, including any financing statement or amendments thereto, or any continuation statements or instruments of a similar character relating to the pledges and assignments made by the Issuer to secure the Notes, is required by law, in order fully to preserve and protect the security of the Trustee and the rights of the Trustee under this Indenture, or if such filing, registration, recording, refiling, reregistration or rerecording is necessary, setting forth the requirements in respect thereto. The Issuer, at the Issuer's expense, shall take or cause to be taken all actions necessary to satisfy any such requirements. Promptly after any filing, registration, recording, refiling, reregistration or rerecording of any such agreement or instrument, the Trustee may request an opinion of counsel to the Trustee on behalf of the Issuer and the Trustee, which the Issuer shall provide at its expense, to the effect that such filing, registration, recording, refiling, reregistration or rerecording has been duly accomplished and setting forth the particulars thereof. The Trustee shall be reimbursed by the Issuer for the reasonable fees paid in connection with such opinions of counsel.

     The Trustee shall not be accountable for the application of the proceeds of any Notes authenticated or delivered hereunder which has been made by or on behalf of the Issuer or the Issuer.

     The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

     Section 11.03.  Trustee May Act Through Agents; Answerable Only for Willful
                     -----------------------------------------------------------
Misconduct or Negligence.
------------------------

     The Trustee may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder. The Trustee shall not be answerable for the default or misconduct of any attorney or agent selected by it with reasonable care. Except as otherwise provided herein, the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatsoever in connection with the trust hereunder, except only its own willful misconduct or negligence.

     Section 11.04.  Compensation and Indemnity.
                     --------------------------

     (a) The Issuer shall pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including the reasonable fees and out-of-pocket expenses of counsel for the Trustee, provided, however, that the Issuer previously shall have agreed to all such compensation and expenses. If the Issuer shall have failed to make any such payment, the Trustee shall have, in addition to any other rights hereunder, a claim, prior to the Noteholders, for the payment of its compensation and indemnification and the reimbursement of its expenses and any advances made by it upon the moneys and obligations in the Note Fund, except for moneys or obligations held by the Trustee for the payment of particular Notes or the proceeds of any drawing under the Credit Facility.

     (b) The Issuer agrees to indemnify the Trustee for and to hold the Trustee harmless against all liabilities, claims, costs, losses and expenses incurred without negligence or bad faith on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Indenture or the Notes, or at the request of or with the consent of the Issuer, including, without limitation, the costs and expenses of the Trustee in defending itself against any action, claim or proceeding in connection with any of the foregoing.

     (c) The Trustee agrees that under no circumstances will Available Moneys be applied to payment of compensation, expenses or indemnification to the Trustee so long as any principal amount of Notes remain outstanding under this Indenture.

     Section 11.05.  Notice of Default; Right to Investigate.
                     ---------------------------------------

     (d) The Issuer shall pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including the reasonable fees and out-of-pocket expenses of counsel for the Trustee, provided, however, that the Issuer previously shall have agreed to all such compensation and expenses. If the Issuer shall have failed to make any such payment, the Trustee shall have, in addition to any other rights hereunder, a claim, prior to the Noteholders, for the payment of its compensation and indemnification and the reimbursement of its expenses and any advances made by it upon the moneys and obligations in the Note Fund, except for moneys or obligations held by the Trustee for the payment of particular Notes or the proceeds of any drawing under the Credit Facility.

     (e) The Issuer agrees to indemnify the Trustee for and to hold the Trustee harmless against all liabilities, claims, costs, losses and expenses incurred without negligence or bad faith on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Indenture or the Notes, or at the request of or with the consent of the Issuer, including, without limitation, the costs and expenses of the Trustee in defending itself against any action, claim or proceeding in connection with any of the foregoing.

     (f) The Trustee agrees that under no circumstances will Available Moneys be applied to payment of compensation, expenses or indemnification to the Trustee so long as any principal amount of Notes remain outstanding under this Indenture.

     The Trustee shall, within 10 days after it has knowledge of the occurrence of an Event of Default, give written notice by first class mail to registered owners of Notes and to the Issuer and the Remarketing Agent of all Defaults known to the Trustee, unless such Defaults have been remedied; provided that in the case of a Default under Section 10.01, the Trustee may withhold such notice so long as it in good faith determines that such withholding is in the interest of the Noteholders. The Trustee shall not be deemed to have notice of any Default under Section 10.01 (other than payment Defaults) unless notified in writing of such Default by the owners of at least 25 percent in principal amount of all Notes than Outstanding. The Trustee may, however, at any time require of the Issuer full information as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Issuer, an investigation into the affairs of the Issuer related to this Indenture.

     Section 11.06.  Obligation to Act.
                     -----------------

     Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in its exercise as a prudent person would exercise or use in the circumstances in the conduct of his own affairs. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture (other than the Trustee's obligation to draw under a Credit Facility, make payments when due to Noteholders from funds available under this Indenture and accelerate the Notes when required by Article X of this Indenture) unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred in compliance with such request or direction.

     Section 11.07.  Reliance.
                     --------

     The Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, note, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture, including without limitation, any direction of the Tender Agent or the Remarketing Agent to draw on the Credit Facility; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

     Section 11.08.  Trustee May Deal in Notes.
                     -------------------------

     The Trustee may in good faith buy, sell, own, hold and deal in any of the Notes and may join in any action which any Noteholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer or the Issuers; provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

     Section 11.09.  Construction of Ambiguous Provisions.
                     ------------------------------------

     The Trustee may construe any ambiguous or inconsistent provisions of this Indenture, and any construction by the Trustee shall be binding upon the Noteholders.

     Section 11.10.  Resignation of Trustee.
                     ----------------------

     The Trustee may resign and be discharged of the trusts created by this Indenture by written resignation filed with the Issuer not fewer than 30 days before the date when it is to take effect; provided notice of such resignation is mailed to the owners of the Notes not fewer than three weeks prior to the date when the resignation is to take effect. Such resignation shall take effect only upon the appointment of a successor trustee.

     Section 11.11.  Removal of Trustee.
                     ------------------

     Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, executed by the owners of a majority in principal amount of the Notes then Outstanding and filed with the Issuer, the Credit Facility Issuer and any owners of Notes that are not signatories of such instrument of removal and appointment.

     The Trustee may also be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the owners of not less than 20 percent in aggregate principal amount of the Notes Outstanding.

     No removal shall take effect until a successor Trustee has been appointed pursuant to Section 11.12 hereof.

     Section 11.12.  Appointment of Successor Trustee.
                     --------------------------------

     If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Issuer, with the consent of the Credit Facility Issuer, which consent shall not be unreasonably withheld, shall appoint a successor and shall mail notice of such appointment to registered owners of the Notes. If the Issuer fails to make such appointment promptly, the owners of a majority in principal amount of the Notes then Outstanding may do so.

     If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section 11.12, the Holder of any Note Outstanding hereunder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any as such court may deem proper and prescribe, appoint a successor Trustee.

     Section 11.13.  Qualification of Successor.
                     --------------------------

     A successor trustee shall be a national banking association with trust powers or a bank and trust company or a trust company having capital and surplus of at least $20,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States of America, and state or territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000), if there be one able and willing to accept the trust on reasonable and customary terms.

     Section 11.14.  Instruments of Succession.
                     ------------------------

     Any successor trustee shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

     Section 11.15.  Merger of Trustee.
                     -----------------

     Any corporation or association into which the Trustee may be converted or merged, or with which it or any successor to it may be consolidated, or to which it may sell or transfer its corporate trust assets or corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be the successor trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

     Section 11.16.  Trustee Not Required to Expend or Risk Own Funds.
                     ------------------------------------------------

     No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                   [Balance of Page Intentionally Left Blank]

                                  ARTICLE XII

                  The Remarketing Agent and the Tender Agent
                  ------------------------------------------

     Section 12.01.  The Remarketing Agent.
                     ---------------------

     (a) The Issuer hereby appoints McDonald Investments Inc. as Remarketing Agent under this Indenture. The Issuer may appoint a different Remarketing Agent. Each Remarketing Agent, by written instrument delivered to the Trustee and the Issuer, shall accept the duties and obligations imposed on it under this Indenture and shall become a party to the Remarketing Agreement.

     (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer and the Trustee at all reasonable times.

     (c) If at any time a Remarketing Agent is unable or unwilling to act as a Remarketing Agent, such Remarketing Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Tender Agent, and any other Remarketing Agent, may resign. Any Remarketing Agent may be removed at any time by the Issuer, by written notice signed by the Issuer and delivered to the Trustee and such Remarketing Agent. Upon resignation or removal of a Remarketing Agent, the Issuer shall either appoint a successor Remarketing Agent or authorize the remaining Remarketing Agent or Agents to act alone in such capacity, in which case all reference in this Indenture to the Remarketing Agent shall mean the remaining Remarketing Agent or Agents. If the remaining Remarketing Agent resigns or is removed, the Issuer shall appoint a substitute Remarketing Agent or Agents.

     (d) In the event that the Issuer shall fail to appoint a successor Remarketing Agent or Agents, upon the resignation or removal of the remaining Remarketing Agents or upon their dissolution, insolvency or bankruptcy, the Trustee may either appoint a Remarketing Agent or Agents or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent or Agents in accordance with this Section 12.01; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Notes.

     Section 12.02.  The Tender Agent.
                     ----------------

     (a) The Tender Agent shall be The Huntington National Bank, having its Principal Office at 41 South High Street, HC 1112, Columbus, Ohio 43215. The Issuer shall appoint any successor Tender Agent for the Notes, as necessary, subject to the conditions set forth in Section 12.02(b) hereof. Any successor Tender Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Trustee, the Issuer and the Credit Facility Issuer in which the Tender Agent will agree, particularly:

              (i) to hold all Notes delivered to it pursuant to Section 3.01 hereof, as agent and bailee of, and in escrow for the benefit of, the respective owners thereof until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such owners;

              (ii) to hold all moneys (without investment thereof) delivered to it hereunder for the purchase of Notes pursuant to Section 3.01 hereof as agent and bailee of, and in escrow for the benefit of, the person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such person or entity;

              (iii) to hold Notes for the account of the Issuer as contemplated by Section 3.04(a)(iii) hereof;

              (iv) to hold Notes purchased pursuant to Section 3.01 with moneys representing the proceeds of a drawing under the Credit Facility to be held pursuant to Section 3.05 as agent and bailee; and

              (v) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Trustee and the Issuer at all reasonable times.

     (b) The Tender Agent shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, and, if the Notes are rated by Moody's and, if not a bank or trust company rated at least Baa3/P3 or otherwise qualified by Moody's, having a combined capital and surplus of at least $20,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States, and State or Territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000) and authorized by law to perform all the duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Trustee, the Issuer, the Credit Facility Issuer and the Remarketing Agent. In the event that the Issuer shall fail to appoint a successor Tender Agent, upon the resignation or removal of the Tender Agent, the Trustee shall either appoint a Tender Agent or itself act as Tender Agent until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by an instrument signed by the Issuer, filed with the Trustee, the Remarketing Agent and the Credit Facility Issuer.

     In the event of the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Notes and moneys held by it in such capacity to its successor or, if there is no successor, to the Trustee.

     Section 12.03.  Notices.
                     -------

     The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of successor Remarketing Agent or Tender Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Notes.

                   [Balance of Page Intentionally Left Blank]

                                 ARTICLE XIII

                  Acts of Noteholders; Evidence of Ownership
                  ------------------------------------------

     Section 13.01.  Acts of Noteholders; Evidence of Ownership.
                     ------------------------------------------

     Any action to be taken by Noteholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Noteholders in person or by agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient. The ownership of the Notes shall be proved by the Note Register. Any action by the owner of any Note shall bind all future owners of the same Note in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

                   [Balance of Page Intentionally Left Blank]

                                                                    Exhibit 4.18

                                  ARTICLE XIV

                          Amendments and Supplements
                          --------------------------

     Section 14.01.  Amendments and Supplements Without Noteholders' Consent.
                     -------------------------------------------------------

     This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Noteholders, but with the consent of the Credit Facility Issuer, any, which consent shall not be withheld unreasonably, by a supplemental indenture authorized by a resolution of the Issuer, executed by the Issuer and the Trustee and filed with the Trustee, for one or more of the following purposes:

     (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

     (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the owners of the Notes;

     (c) to permit the Notes to be converted to certificateless securities or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book-entries on the books of the Note Registrar, for any period of time;

     (d)  to permit the appointment of a co-trustee under this Indenture;

     (e) to authorize different authorized denominations of the Notes and to make correlative amendments and modifications to this Indenture regarding exchangeability of Notes of different authorized denominations, redemptions of portions of Notes of particular authorized denominations and similar amendments and modifications of a technical nature;

     (f) to modify, alter, supplement or amend this Indenture in such manner as shall permit the qualification hereof under the Trust Indenture Act of 1939, as from time to time amended; or

     (g) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the Noteholders.

     Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section 14.01, there shall have been delivered to the Trustee an opinion of Counsel stating that such supplemental indenture is authorized under this Indenture, and that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     Section 14.02.  Amendments with Noteholders' and Credit Facility Issuer's
                     ---------------------------------------------------------
Consent.
-------

     This Indenture may be amended from time to time, except with respect to
(1) the principal, redemption price, purchase price, interest payable upon any Notes, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Notes, (3) this Article XIV, (4) the creation of a priority of one Note over another, and (5) the imposition of any lien on the trust estate other than the lien of the Trustee for the benefit of the Noteholders and the Credit Facility Issuer, by a supplemental indenture consented to by the Credit Facility Issuer and by the Issuer and approved by the owners of at least a majority in aggregate principal amount of the Notes then Outstanding which would be affected by the action proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (l) through (5) of the preceding sentence with the unanimous consent of all Noteholders, the Credit Facility Issuer and the Issuer.

     Section 14.03.  Amendment of Credit Facility.
                     ----------------------------

     The Trustee shall notify Noteholders of any proposed amendment of the Credit Facility which would materially adversely affect the interests of the Noteholders and may consent thereto with the unanimous consent of all Noteholders which would be affected by the action proposed to be taken.

     Section 14.04.  Trustee Authorized to Join in Amendments and Supplements;
                     --------------------------------------------------------
Reliance on Counsel.
-------------------

     The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article XIV and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.

                  [Balance of Page Intentionally Left Blank]

                                  ARTICLE XV

                                  Defeasance
                                  ----------

     Section 15.01. Defeasance.
                    ----------

     (a) When the principal or redemption price (as the case may be) of, and interest on, all Notes issued hereunder have been paid, or provision has been made for payment of the same, together with the compensation of the Trustee and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee shall thereupon cease and the Trustee, on demand of the Issuer, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over to the Issuer or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder. If payment or provision therefor is made with respect to less than all of the Notes, the particular Notes (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Notes.

     (b) Provision for the payment of Notes shall be deemed to have been made when the Trustee holds in the Note Fund, in trust and irrevocably set aside exclusively for such payment, (i) moneys sufficient to make such payment and any payment of the purchase price of Notes pursuant to Section 3.01; provided, that any such moneys necessary for the payment of Notes not yet due shall constitute Available Moneys and/or (ii) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys (without consideration of any reinvestment thereof) to make such payment and any payment of the purchase price of Notes pursuant to Section 3.01, and which are not subject to prepayment, redemption or call prior to their stated maturity; provided, that such Governmental Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of 95 days during which no Event of Bankruptcy has occurred, or shall have been purchased with Available Moneys.

     No Notes in respect of which a deposit under clause (i) or (ii) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Notes; provided that notwithstanding any other provision of this Indenture, any Notes purchased with such moneys pursuant to Section 3.01 shall be surrendered to the Trustee for cancellation and shall not be remarketed. Notwithstanding the foregoing, no delivery to the Trustee under this subsection (b) shall be deemed a payment of any Notes which are to be redeemed prior to their stated maturity until such Notes shall have been irrevocably called or designated for redemption on a date thereafter on which such Notes may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with
Article VIII or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article VIII, notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, purchase price of, redemption price of and interest on the Notes with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Notes more than 60 days following the deposit thereof with the Trustee, the Trustee shall publish once in an Authorized Newspaper a notice stating that such moneys or obligations have been deposited and identifying the Notes for the payment of which such moneys or obligations are being held and shall mail copies of all such notices to all owners of Notes for the payment of which such moneys or obligations are being held at their registered addresses and to the Rating Service, if the Notes are then rated by a Rating Service.

     (c) Anything in Article XIV to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal, purchase price or redemption price of the Notes and the interest thereon and the principal or redemption price of such Notes and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Notes affected thereby.

     Notwithstanding the foregoing, those provisions relating to the purchase of Notes, the maturity of Notes, interest payments and dates thereof, and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Notes, replacement of mutilated, destroyed, lost or stolen Notes, the safekeeping and cancellation of Notes, non-presentment of Notes, the holding of moneys in trust, and repayments to the Issuer from the Note Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee, shall remain in effect and shall be binding upon the Trustee, the Issuer and the Noteholders notwithstanding the release and discharge of the lien of this Indenture.

                  [Balance of Page Intentionally Left Blank]

                                  ARTICLE XVI

                           Miscellaneous Provisions
                           ------------------------

     Section 16.01.  Deposit of Funds for Payment of Notes.
                     -------------------------------------

     If the principal or redemption price of any Notes becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 15.01, all interest on such Notes shall cease to accrue on the due date and all liability of the Issuer with respect to such Notes shall likewise cease, except as hereinafter provided. Thereafter the owners of such Notes shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Notes, and the Trustee shall hold such funds in trust for such owners.

     Moneys so deposited with the Trustee which remain unclaimed two years after the date payment thereof becomes due shall, at the request of the Issuer and if the Issuer is not at the time to the knowledge of the Trustee in default with respect to any covenant in this Indenture or the Notes contained, be paid to the Issuer, and, upon the request of, and provision of adequate indemnification from the Issuer, the Trustee shall pay such moneys to the Issuer; and the owners of the Notes for which the deposit was made shall thereafter be limited to a claim against the Issuer; provided, however, that the Trustee, before making payment to the Issuer, may, at the expense of the Issuer, cause a notice to be published once in an Authorized Newspaper, stating that the moneys remaining unclaimed will be returned to the Issuer after a specified date.

     Section 16.02.  Effect of Purchase of Notes.
                     ---------------------------

     No purchase of Notes pursuant to Section 3.01 shall be deemed to be a payment or redemption of such Notes or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Notes.

     Section 16.03.  No Rights Conferred on Others.
                     -----------------------------

     Nothing herein contained shall confer any right upon any person other than the parties hereto, the Issuer, the Credit Facility Issuer and the owners of the Notes.

     Section 16.04.  Illegal, etc.  Provisions Disregarded.
                     -------------------------------------

     If any term or provision of this Indenture or the Notes or the application thereof for any reason or circumstance shall to any extent be held invalid or unenforceable, the remaining provisions or the application of such term or provision to persons and situations other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof and thereof shall be valid and enforced to the fullest extent permitted by law.

     Section 16.05.  Substitute Notice.
                     -----------------

     If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or newspapers, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient giving of such notice.

     Section 16.06.  Notices.
                     -------

     Any notice to the Issuer or the Trustee shall be given in writing, either by registered mail, to be deemed effective two days after mailing, or by telegram, or by telephone, confirmed in writing, to:

                     The Issuer:      Aerovox Incorporated
                                      740 Belleville Avenue
                                      New Bedford, Massachusetts 02745
                                      Attention:  President
                                      Telephone: (508) 994-9661
                                      Telecopy:  (508) 910-3123

                     With a copy to:  Stanley B. Kay, Esq.
                                      85 Wells Avenue, Suite 200
                                      Newton, Massachusetts 02459-3215
                                      Telephone: (617) 928-3677
                                      Telecopy:  (617) 558-8029

                     The Trustee:     The Huntington National Bank
                                      41 South High Street
                                      HC 1112
                                      Columbus, Ohio 43215
                                      Attention:  Corporate Trust Department
                                      Telephone:  (614) 480-4004
                                      Telecopy:   (614) 480-5223

                     The Bank:        KeyBank National Association
                                      66 South Pearl Street
                                      Albany, New York 12207-1501
                                      Attention:  International Dept.
                                      Telecopy: (518) 487-4998

                     With a copy to:  KeyBank National Association
                                      One Canal Plaza
                                      Portland, Maine 04101-4035
                                      Telephone: (207) 874-7045
                                      Telecopy:  (207) 874-7737

                     The Remarketing   McDonald Investments Inc.
                     Agent:            800 Superior Avenue, 17th Floor
                                       Cleveland, Ohio 44114-1306
                                       Attention: Fixed Income Department
                                       Telephone: (216) 443-2890
                                       Telecopy:  (216) 443-3801

     Section 16.07.  Successors and Assigns.
                     ----------------------

     All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     Section 16.08.  Headings for Convenience Only.
                     -----------------------------

     The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 16.09.  Counterparts.
                     ------------

     This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument, and shall become effective when copies hereof shall be delivered to each of the parties hereto, which copies, when taken together, bear the signatures of each of the parties hereto.

     Section 16.10.  Credits Under Agreement.
                     -----------------------

     The Issuer shall be entitled to credits against its obligations under the Reimbursement Agreement as provided therein.

     Section 16.11.  Applicable Law.
                     --------------

     This Indenture shall be governed by and construed in accordance with the laws of the State of Maine.

     IN WITNESS WHEREOF, Aerovox Incorporated has caused this Indenture to be executed in its name by its duly authorized officer, and The Huntington National Bank has caused this Indenture to be executed in its name by its duly authorized officer, all as of the day and year first above written.

                                   AEROVOX INCORPORATED
                                   a Delaware corporation

                                   By: ROBERT D. ELLIOTT
                                       Robert D. Elliott
                                       President and Chief Executive Officer

                                   THE HUNTINGTON NATIONAL BANK


                                   By: CANDADA J. MOORE
                                       Candada J. Moore, Vice President


The Huntington National Bank, by one of its duly authorized officers, hereby accepts appointment as the Tender Agent under the foregoing Indenture, agrees to be bound by the provisions of this Indenture relating to the Tender Agent, and hereby designates the Principal Office of the Trustee as Principal Office of the Tender Agent for purposes of this Indenture, all as of the day and year first above written.

                                   THE HUNTINGTON NATIONAL BANK
                                   as Tender Agent


                                   By: CANDADA J. MOORE
                                       Candada J. Moore, Vice President

                                   EXHIBIT A

                         FORM OF DISBURSEMENT REQUEST
                         ----------------------------

     STATEMENT NO. ____ REQUESTING DISBURSEMENT OF FUNDS FROM PROJECT FUND PURSUANT TO SECTION 4.02 OF THE TRUST INDENTURE DATED AS OF MARCH 1, 2000 BETWEEN Aerovox Incorporated AND THE HUNTINGTON NATIONAL BANK, AS TRUSTEE

     Pursuant to Section 4.02 of the Trust Indenture (the "Indenture") between Aerovox Incorporated (the "Issuer") and The Huntington National Bank, as Trustee (the "Trustee") dated as of March 1, 2000 the undersigned Designated Representative hereby requests and authorizes the Trustee, as depository of the Project Fund created under this Indenture, to pay to the Issuer or to the person(s) listed on the Disbursement Schedule hereto attached out of the moneys deposited in the Project Fund the aggregate sum of $__________________ to pay such person(s) or to reimburse the Issuer, as indicated in the Disbursement Schedule, for costs of the Project. The Trustee shall, in accordance with that
Section 4.02, retain the amounts indicated on the Disbursement Schedule pending direction from the Bank to release those retained funds.

     The statement and the Disbursement Schedule shall be conclusive evidence that the disbursements requested are properly payable out of the Project Fund, and that any conditions thereto have been satisfied and shall constitute full warrant, protection and authority to the Trustee for the actions taken pursuant hereto.

     This _________ day of ______________, 20__.


                                         ________________________________
                                            Designated Representative

APPROVED FOR PAYMENT

____________________________________
KeyBank National Association,
as Letter of Credit Issuer

                              DISBURSEMENT SCHEDULE

TO STATEMENT NO. _____ REQUESTING AND AUTHORIZING DISBURSEMENT OF FUNDS FROM PROJECT FUND PURSUANT TO SECTION 4.02 OF THE TRUST INDENTURE DATED AS OF MARCH 1, 2000 BETWEEN Aerovox Incorporated AND THE HUNTINGTON NATIONAL BANK

                                                         AMOUNT TO BE
     PAYEE               DISBURSEMENT AMOUNT               RETAINED
     -----               -------------------               --------

                                      A-2